                                                                   EXHIBIT 10.37











                                 SIMMONS COMPANY

                          EMPLOYEE STOCK OWNERSHIP PLAN






            AS AMENDED AND RESTATED EFFECTIVE AS OF DECEMBER 29,2001

                                TABLE OF CONTENTS

                                                                                              Page No.
                                                                                              --------

PREAMBLE.............................................................................................1

ARTICLE I.
INTRODUCTION.........................................................................................2

ARTICLE II.
DEFINITIONS..........................................................................................3

        2.01         Account.........................................................................3
        2.02         Affiliated Company..............................................................3
        2.03         Anniversary Date................................................................3
        2.04         Approved Absence................................................................3
        2.05         Beneficiary.....................................................................3
        2.06         Board of Directors..............................................................3
        2.07         Break in Service................................................................3
        2.08         Capital Accumulation............................................................4
        2.09         Code............................................................................4
        2.10         Committee.......................................................................4
        2.11         Company.........................................................................4
        2.12         Company Stock...................................................................4
        2.13         Company Stock Account...........................................................4
        2.14         Compensation....................................................................4
        2.15         Disability Retirement Date......................................................5
        2.16         Early Retirement Date...........................................................5
        2.17         Effective Date..................................................................5
        2.18         Eligible Employee...............................................................5
        2.19         Employee........................................................................5
        2.20         Employer........................................................................6
        2.21         Employer Contributions..........................................................6
        2.22         Employer Securities.............................................................6
        2.23         Employment Date.................................................................6
        2.24         Entry Date......................................................................6
        2.25         ERISA...........................................................................6
        2.26         Forfeiture......................................................................6
        2.27         Highly Compensated Employee.....................................................6
        2.28         Hours of Service................................................................7
        2.29         Independent Appraiser...........................................................8
        2.30         Leased Employee.................................................................8
        2.31         Loan............................................................................8
        2.32         Normal Retirement Age...........................................................9

                                TABLE OF CONTENTS
                                    CONTINUED

                                                                                              Page No.
                                                                                              --------

        2.33         Other Investments Account.......................................................9
        2.34         Participant.....................................................................9
        2.35         Permanent Disability............................................................9
        2.36         Plan............................................................................9
        2.37         Plan Year.......................................................................9
        2.38         Qualified Participant...........................................................9
        2.39         Qualified Election Period.......................................................9
        2.40         Reemployment Date...............................................................9
        2.41         Retirement......................................................................9
        2.42         Special Effective Date.........................................................10
        2.43         Stipulation....................................................................10
        2.44         Total Distribution.............................................................10
        2.45         Trust..........................................................................10
        2.46         Trust Agreement................................................................10
        2.47         Trust Assets...................................................................10
        2.48         Trustee........................................................................10
        2.49         Trustee........................................................................10
        2.50         Year of Service................................................................10

ARTICLE III.
ELIGIBILITY.........................................................................................12

        3.01         Eligibility for Participation..................................................12
        3.02         Commencement of Participation..................................................12
        3.03         Cessation of Participation.....................................................12
        3.04         Reemployment...................................................................12
        3.05         Leave of Absence...............................................................13
        3.06         Determination of Eligibility...................................................13

ARTICLE IV.
CONTRIBUTIONS.......................................................................................14

        4.01         Employer Contributions.........................................................14
        4.02         No Participant Contributions...................................................15

ARTICLE V.
INVESTMENT OF TRUST ASSETS..........................................................................16

        5.01         Investment of Trust Assets.....................................................16
        5.02         Purchases of Company Stock.....................................................16

                                TABLE OF CONTENTS
                                    CONTINUED

                                                                                              Page No.
                                                                                              --------

        5.03         Sales of Company Stock.........................................................16
        5.04         Exempt Loan....................................................................17
        5.05         Diversification of Investments.................................................23

ARTICLE VI.
ALLOCATIONS.........................................................................................25

        6.01         Allocations to Participants' Accounts..........................................25
        6.02         Allocable Shares...............................................................26
        6.03         Allocation Limitations.........................................................27
        6.04         Allocation of Net Income (or Loss) of the Trust................................30
        6.05         Accounting for Allocations.....................................................31
        6.06         Other Investments Settlement Account...........................................31
        6.07         Profit Sharing Account.........................................................34

ARTICLE VII.
EXPENSES OF THE PLAN AND TRUST......................................................................38

ARTICLE VIII.
VOTING COMPANY STOCK................................................................................39

        8.01         Trustee's Powers and Duties....................................................39
        8.02         Voting of Shares...............................................................39

ARTICLE IX.
CAPITAL ACCUMULATION................................................................................40

        9.01         Capital Accumulation...........................................................40
        9.02         Retirement, Death or Permanent Disability......................................40
        9.03         Other Termination of Service and Vesting.......................................40
        9.04         Forfeitures....................................................................40
        9.05         Restoration of Forfeitures.....................................................41
        9.06         Certain Reemployed Participants................................................42

ARTICLE X.
DISTRIBUTION........................................................................................43

        10.01        Time of Distribution to Participants...........................................43
        10.02        Benefit Forms for Participants.................................................44
        10.03        Benefits on a Participant's Death..............................................45

                                TABLE OF CONTENTS

                                                                                              Page No.
                                                                                              --------

        10.04        Consent Requirements...........................................................46
        10.05        Distributions in Company Stock.................................................47
        10.06        Delay in Benefit Determination.................................................48
        10.07        Designated Beneficiaries.......................................................48
        10.08        Required Distributions After Age 70-1/2........................................48
        10.09        Direct Rollovers...............................................................49

ARTICLE XI.
PLAN ADMINISTRATOR..................................................................................51

        11.01        Named Fiduciaries..............................................................51
        11.02        Fiduciary Limitations..........................................................51
        11.03        Company's Responsibilities.....................................................51
        11.04        Trustee's Responsibilities.....................................................51
        11.05        Appointment of Committee.......................................................52
        11.06        Committee Responsibilities.....................................................52
        11.07        Indemnification................................................................54
        11.08        Independent Corporate Fiduciary................................................54

ARTICLE VII.
AMENDMENT AND TERMINATION...........................................................................55

        12.01        Company's Right to Amend.......................................................55
        12.02        Mandatory Amendments...........................................................55
        12.03        Termination....................................................................55
        12.04        Employee Nonforfeitable Rights.................................................56
        12.05        Distribution Upon Termination..................................................56
        12.06        Use of Trust Assets............................................................56

ARTICLE XIII.
TOP-HEAVY PLAN COMPLIANCE PROVISIONS................................................................57

        13.01        Purpose........................................................................57
        13.02        Definitions....................................................................57
        13.03        Determination of Whether Plan is "Top-Heavy"...................................58
        13.04        Aggregation Group of Employer Plans............................................58
        13.05        Special Minimum Vesting and Minimum Contribution
                     Becoming Operative in the Event the Plan Becomes "Top-Heavy"...................59
        13.06        Pre-"Top-Heavy" Plan Terminated Participant....................................59
        13.07        Special "Top-Heavy" Reduction in Combined Benefit and
                     Contribution Limitation........................................................60

                                TABLE OF CONTENTS

                                                                                              Page No.
                                                                                              --------

        13.08        Termination of "Top-Heavy" Status..............................................60
        13.09        Multiple "Top-Heavy" Plans.....................................................60
        13.10        Effect of the Plan Becoming "Super Top-Heavy"..................................60

ARTICLE XIV.
GENERAL PROVISIONS..................................................................................61

        14.01        Participants' Rights...........................................................61
        14.02        Spendthrift Clause.............................................................61
        14.03        Company's Liability............................................................63
        14.04        Merger or Consolidation........................................................63
        14.05        Governing Law..................................................................63
        14.06        Legal Action...................................................................63
        14.07        Binding on All Parties.........................................................63
        14.08        Headings.......................................................................63
        14.09        Severability of Provisions.....................................................63
        14.10        Certain Dispositions of Employer Securities....................................64
        14.11        Facility of Payment............................................................64
        14.12        Doubt as to Identity of Payee..................................................64
        14.13        Location of Participant or Beneficiary Unknown.................................64
        14.14        No Guarantee of Interests......................................................65
        14.15        Written Communications Required................................................65
        14.16        Nondiscrimination..............................................................65
        14.17        Evidence Furnished Conclusive..................................................65
        14.18        Name and Address Change........................................................65
        14.19        Installment Payments Made Without Interest.....................................65
        14.20        Correction of Participants' Accounts...........................................65
        14.21        Action of Employer and Plan Administrator......................................66
        14.22        Employer Records...............................................................66
        14.23        Military Service...............................................................66
        14.24        Electronic Means of Communication..............................................66
        14.25        Plan Conversions...............................................................66

ARTICLE XV.
EXECUTION...........................................................................................67

APPENDIX A..........................................................................................68

                                 SIMMONS COMPANY

                          EMPLOYEE STOCK OWNERSHIP PLAN

                                    PREAMBLE

        The Simmons Company Employee Stock Ownership Plan (the "Plan") and the Trust which forms a part of the Plan are intended to be and to remain qualified and exempt from taxation under Sections 401 and 501 of the Internal Revenue Code of 1986, as amended, and shall be interpreted and administered in such manner as shall be necessary to carry out this intention.

        This Plan was originally adopted by Simmons Company (the "Company") effective January 31, 1988 and was subsequently amended and restated in its entirety effective as of January 17, 1989. The Amended and Restated Plan was subsequently amended, including amendment to provide for the allocation of the proceeds of the sale of Company Stock pursuant to a stock purchase agreement dated February 21, 1996, and to provide for the investment thereof. The purpose of the Fourth Amendment of the Amended and Restated Plan was to provide for the allocation of the proceeds of the sale of the Company Stock pursuant to a certain stock sale and exchange agreement to the accounts of ESOP Participants and to provide for the investment thereof, such agreement being that certain ESOP Stock Sale and Exchange Agreement by and among State Street Bank & Trust Company, as Trustee of the Simmons Company Employee Stock Ownership Trust, Simmons Company, Simmons Holdings, Inc. and REM Acquisition, Inc., dated July 22, 1998 and as subsequently amended. Each such stock purchase agreement and stock sale and exchange agreement being referenced herein is an "Acquisition Agreement." The Fourth Amendment was effective as of the Closing Date (as such term was defined in the Acquisition Agreement dated July 22, 1998 referenced above), provided, however, that certain provisions of this Amended and Restated Plan may have different effective dates as specifically set forth in the terms of those provisions.

        The Plan was further amended and restated effective December 28, 1997 in order to comply with applicable provisions of the Uniformed Services Employment and Re-employment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and the Internal Revenue Service Restructuring and Reform Act of 1998.

        The effective date of this amendment and restatement of this Plan is generally December 30, 2001, and the amendment and restatement shall apply only to a Participant who is credited with an Hour of Service on or after that date, except as may be otherwise stated herein. The rights and benefits of a Participant who is not credited with an Hour of Service on or after December 29, 2001 shall be determined in accordance with the provisions of the Plan as in effect on the Participant's termination of employment with the Employer.

        No Employee shall be eligible to become a Participant in the Plan after December 29, 2001.

                                   ARTICLE I.

                                  INTRODUCTION

        1.01 The purpose of this Plan is to enable participating Employees to share in the growth and prosperity of the Company and to provide participating Employees with an opportunity to accumulate capital for their future economic security. The Plan is intended to do this without requiring any contributions from participating Employees. As provided in Treasury Regulation Section 54.4975-1l(a)(5), this Plan shall consist of two components. The first component of the Plan (the "Profit Sharing Component") shall consist of a profit sharing plan as defined in Treasury Regulation Section 1.401-1(b)(1)(ii). The Profit Sharing Component shall reflect the value of Plan assets attributable to the sale of Company Stock allocated to Participants' Accounts in connection with certain acquisition transactions in which third parties have acquired control of the Company, as provided in Section 6.07. The second component of the Plan (the "ESOP Component") shall consist of a stock bonus plan as defined in Treasury Regulation Section 1.401-1(b)(1)(iii) which also is intended to qualify as an employee stock ownership plan as defined in Section 4975(e)(7) of the Code. Except as provided in Sections 5.05 and 6.06, Employer Contributions to the ESOP component of the Plan will be invested primarily in Company Stock, to the extent that such stock is available.

        1.02 The Plan is also designed to provide a technique of corporate finance to the Company. Therefore, it may be used to accomplish the following objectives:

                (a) To provide participating Employees with beneficial ownership of Company Stock, substantially in proportion to their relative Compensation;

                (b)     To meet general financing requirements of the Company;
        and

                (c) To receive loans (or other extensions of credit) to finance the acquisition of Company Stock, with such loans (or credits) secured primarily by a pledge of the Company Stock acquired with the proceeds of the Loan (as provided in Section 5.04) and by a commitment by the Company to pay Employer Contributions to the Trust in amounts sufficient to enable principal and interest on such loans to be repaid.

        1.03 This Plan shall be administered for the exclusive benefit of Participants and their Beneficiaries and for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan, consistent with the duties imposed by
Section 404(a)(1) of ERISA.

                                   ARTICLE II.

                                   DEFINITIONS

        In this Plan, whenever the context so indicates, the singular or plural and the masculine, feminine or neuter gender shall each be deemed to include the others; the terms "he," "his," and "him" shall refer to an Employee or a Participant; references to a section of the Code, Treasury Regulation, Labor Regulation or ERISA shall include any subsequent amendments to such section; and the capitalized terms shall have the following meanings:

        2.01 ACCOUNT. One of the Accounts maintained to record the allocated interest of each Participant in the Plan.

        2.02 AFFILIATED COMPANY. Any (a) corporation or entity which is a member of a controlled group of corporations or other entities with the Company (as defined in Sections 414(b) and 414(c) of the Code and, for purposes of Section 6.03, as modified by Section 415(h) of the Code), (b) organization (whether or not incorporated) which is a member of an affiliated service group with the Company (as defined in Section 414(m) of the Code), and (c) other entity required to be aggregated with the Company pursuant to regulations under
Section 414(o) of the Code.

        2.03    ANNIVERSARY DATE. The last day of each Plan Year.

        2.04 APPROVED ABSENCE. A leave of absence from work approved for an Employee by the Committee in writing.

        2.05 BENEFICIARY. The person (or persons) entitled to receive any benefits under the Plan in the event of a Participant's death in accordance with
Section 10.07.

        2.06 BOARD OF DIRECTORS. The present or any succeeding Board of Directors of the Company.

        2.07 BREAK IN SERVICE. A calendar year during which an Employee or former Employee has been credited with fewer than five hundred one (501) Hours of Service. Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service, up to a total of five hundred one (501) Hours of Service, which would otherwise have been credited to such Employee but for such absence (as determined by the Plan Administrator with reference to the Employee's most recent normal work schedule), or in any case in which such hours cannot be determined, nine (9) Hours of Service per day of such absence. For purposes of the preceding sentence, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the Employee, (b) by reason of the birth of a child of the Employee; (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this provision shall be, credited (i) in the year in which the absence begins if the crediting is necessary to prevent a Break of Service in that period, or (ii) in all other cases, in the following year. In the case of an Employee who takes a leave of absence and subsequently returns to work under circumstances that, under the Family and Medical Leave Act of 1993, entitle such Employee upon his return to an equivalent position with the Company, the period of such leave shall not be counted in determining whether the Employee has incurred a Break in Service.

        2.08 CAPITAL ACCUMULATION. A Participant's vested (nonforfeitable) interest in his Accounts under the Plan.

        2.09 CODE. The Internal Revenue Code of 1986, as amended from time to time. Any reference to a section of the Code shall be deemed to include all regulations and regulatory guidance promulgated thereunder.

        2.10 COMMITTEE. The Committee appointed by the Board of Directors of the Company to administer the Plan and to give instructions to the Trustee. The Committee shall be the Plan Administrator (the "Plan Administrator"), as provided in Section 11.06(a).

        2.11    COMPANY. Simmons Company, a Delaware corporation.

        2.12 COMPANY STOCK. Any qualifying employer security within the meaning of Section 407(d)(5) of ERISA including any share of stock, common or preferred, issued by the Company or an Affiliated Company.

        2.13 COMPANY STOCK ACCOUNT. An Account of a Participant that is credited with his allocable share of Company Stock purchased and paid for by the Trust or contributed to the Trust.

        2.14 COMPENSATION. Except for purposes of Section 2.27, Section 6.03 and Article XIII, wages as defined in Section 3401 (a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code). For Plan Years beginning before December 25, 1993, Compensation shall also include amounts excluded from the taxable income of Participants pursuant to Section 125 of the Code.

        For Plan Years beginning on or after January 1, 1989, Compensation taken into account for any Participant for any Plan Year shall not exceed $200,000, subject to adjustment by the Secretary of the Treasury in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in any calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990.

        In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth herein.

        2.15 DISABILITY RETIREMENT DATE. The first day of the month following the date on which a Participant's service is determined to have been terminated due to a Permanent Disability.

        2.16 EARLY RETIREMENT DATE. The first day of the month immediately following the first date on which a Participant has both attained age fifty-five
(55) and been credited with at least ten (10) Years of Service.

        2.17 EFFECTIVE DATE. The Effective Date shall be December 28, 1997. The original effective date of the Plan was January 31, 1988.

        2.18 ELIGIBLE EMPLOYEE. Any Employee employed by an Employer paid through the Employer's regular payroll, other than (a) an Employee whose terms and conditions of employment are governed by a collective bargaining agreement (as defined by the Secretary of Labor) between an Employer and one or more Employee representatives, provided that retirement benefits were the subject of bargaining between such Employee representatives and the Employer and the collective bargaining agreement does not provide for members of the relevant collective bargaining unit to participate in this Plan, or (b) a nonresident alien not receiving any United States source income (within the meaning of Section 861(a)(3) of the Code). A Leased Employee shall not be considered an Eligible Employee for purposes of this Plan, whether or not covered by a safe harbor plan described in Section 414(n)(5)(B) of the Code. In addition, an individual shall not be considered to be an Eligible Employee if he or she provides services to the Employer pursuant to a contractual arrangement with another entity, but such individual is not considered to constitute a Leased Employee. In the event the Internal Revenue Service (IRS) retroactively reclassifies such an individual as an Employee, the reclassified Employee will become an Eligible Participant on the date the IRS issues a final determination letter regarding his/her employment status (or the individual's Entry Date, if later), unless the individual is otherwise excluded form participation. For periods prior to the date of such final determination, the reclassified Employee will not have any rights to accrued benefits under the Plan, except as may be set forth in an amendment adopted by the Employer.

        Notwithstanding any provision to the contrary no Employee shall become an Eligible Employee after December 29, 2001.

        2.19 EMPLOYEE. Any common law employee of an Employer; provided, however, that employees of an Affiliated Company shall become Employees with respect to this Plan only upon, but not before, the date that such Affiliated Company agrees to be bound by the terms of the Plan and Trust.

        2.20 EMPLOYER. The Company and any Affiliated Company that has been designated by the Board of Directors as eligible to adopt the Plan and which has adopted the Plan. The Affiliated Companies that have adopted the Plan are identified on Appendix A.

        2.21 EMPLOYER CONTRIBUTIONS. Payments made to the Trust by the Employer in accordance with Section 4.01. The Affiliated Companies that have adopted the Plan are set forth in Exhibit A.

        2.22 EMPLOYER SECURITIES. Shares of Company Stock which meet the requirements of Section 409(l) of the Code which include: (a) common stock issued by the Company (or a corporation which is a member of the same controlled group) which is readily tradeable on an established securities market, or (b) if there is no common stock that meets the requirements of (a) above, common stock issued by the Company (or by a corporation that is a member of the same controlled group) having a combination of voting power and dividend rights equal to or in excess of (i) that class of common stock of the Company (or of any other such corporation) having the greatest voting power, and (ii) that class of common stock of the Company (or of any other such corporation) having the greatest dividend rights. Noncallable preferred stock shall be treated as Employer Securities, if such stock is convertible at any time into Company Stock that meets the requirements of (a) or (b) above, and if such conversion is at a conversion price that (as of the date of the acquisition by the Plan) is reasonable, as determined by the Trustee.

        2.23 EMPLOYMENT DATE. The first day on which an Employee completes an Hour of Service with an Employer.

        2.24 ENTRY DATE. January 1st, April 1st, July 1st and October 1st of each calendar year.

        2.25 ERISA. The Employee Retirement Income Security Act of 1974, as amended from time to time. Any reference to a section of ERISA shall include all regulations and regulatory guidance promulgated thereunder.

        2.26 FORFEITURE. Any portion of a Participant's Company Stock and Other Investments Accounts that does not become part of his Capital Accumulation upon the occurrence of a Break in Service.

        2.27    HIGHLY COMPENSATED EMPLOYEE.

                (a) For a particular Plan Year, any Employee (i) who, during the current or the preceding Plan Year, was at any time a 5-percent owner (as such term is defined in Code Section 416(i)(1)), or (ii) for the preceding Plan Year, received compensation from the Company and all Affiliated Companies in excess of $80,000 (or such higher amount determined by the Secretary of the Treasury for the year under Code
        Section 414(q)(1)(B)) and was in the top paid group of Employees for such Plan Year.

                (b) "Highly Compensated Employee" shall include a former Employee whose termination of employment occurred prior to the Plan Year and who was a Highly Compensated Employee for the Plan Year in which his termination of employment occurred or for any Plan Year ending on or after his 55th birthday.

                (c) For the purposes of this Section, the term "compensation" shall mean (i) for the period prior to December 27, 1998, the sum of an Employee's compensation under Section 6.03(g) and the Employee's before-tax contributions under the Simmons Retirement Savings Plan (subject to the dollar limitation described in Section 2.14 of this Plan) and elective or salary reduction contributions pursuant to a cafeteria plan under Code Section 125, and (ii) for a period commencing with the Plan Year beginning on December 27, 1998, an Employee's compensation under Section 6.03(g) (subject to the limitation described in Section 2.14). For purposes of this Section, the term "top-paid group of Employees" shall mean that group of Employees of the Company and all Affiliated Companies consisting of the top twenty percent (20%) of such Employees when ranked on the basis of compensation paid by the Company and all Affiliated Companies during the preceding Plan Year.

        2.28    HOURS OF SERVICE.

                (a) Each of the hours for which an Employee is paid, in accordance with Section 2530.200b-2(a) of the United States Department of Labor Rules and Regulations for Minimum Standards for Employee Pension Benefit Plans, which provides:

                        (i) An Hour of Service includes each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer during the applicable computation period;

                        (ii) An Hour of Service includes each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding sentence, (A) no more than five hundred one (501) Hours of Service are required to be credited under this paragraph (ii) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (B) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and (C) Hours of Service are not required to be credited for a payment that solely reimburses an Employee for medical or medically related expenses incurred by the Employee;

                        (iii) An Hour of Service includes each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (i) or paragraph
                (ii), as the case may be, and under this paragraph (iii);

                        (iv) An Hour of Service includes each hour that was not a compensated hour during a period of absence from the Employer for service in the armed forces of the United States if the Employee returns to work for the Employer at a time when he has reemployment rights under federal law.

                (b)     Hours of Service to be credited to an, individual under
        (i), (ii), and (iii) above will be calculated and credited in accordance with Section 2530.200b-2(b) and (c) of the Department of Labor Regulations which are incorporated herein by reference. However, an Eligible Employee will be considered to have completed forty-five (45) Hours of Service for each week in which such Employee completes at least one (1) Hour of Service.

                (c) Hours of Service to be credited to an individual during an absence described in (iv) above will be determined by the Plan Administrator with reference to the individual's most recent normal work schedule; provided that if the Plan Administrator cannot so determine the number of Hours of Service to be credited, there shall instead be credited nine (9) Hours of Service for each day of absence.

                (d) Employees of a company that becomes an Affiliated Company after the Effective Date will not be credited with Hours of Service with respect to any period of employment with such company prior to such company becoming an Affiliated Company.

        2.29 INDEPENDENT APPRAISER. An appraiser meeting requirements similar to the requirements set forth in Section 170(a)(1) of the Code.

        2.30 LEASED EMPLOYEE. Any individual (other than a common law employee) (a) who performs services for the Employer pursuant to an agreement between the Employer and any other person which is a leasing organization within the meaning of Treasury Regulation Section 1.414(n)- 1 or any successor regulation, (b) who has performed such services for the Employer on a substantially full-time basis for a period of at least one year, but (c) provided that such services are performed under primary direction or control by the recipient. For this purpose, an individual will be considered to have performed services for the Employer on a substantially full-time basis during any twelve (12) consecutive month period if he has completed a number of Hours of Service for the Employer at least equal to the lesser of (i) fifteen hundred (1,500) Hours of Service or (ii) seventy-five percent (75%) of the median number of Hours of Service completed by Employees (other than Leased Employees) of the Employer in equivalent positions during such twelve month period.

        2.31 LOAN. Any loan to the Trustee intended to be used to finance the purchase of Employer Securities made or guaranteed by a disqualified person (within the meaning of Section 4975(e)(2) of the Code), including, but not limited to, a direct loan of cash, a purchase money transaction, an assumption of an obligation of the Trustee, an unsecured guarantee or the use of assets of a disqualified person (within the meaning of Section 4975(e)(2) of the Code) as collateral for a loan.

        2.32 NORMAL RETIREMENT AGE. The date on which a Participant attains age sixty-five (65).

        2.33 OTHER INVESTMENTS ACCOUNT. An Account of a Participant that is credited with his share of the net income (or loss) of the Trust, Employer Contributions and Forfeitures invested in investments other than Company Stock, and which is debited with payments made to pay for Company Stock.

        2.34 PARTICIPANT. Any Eligible Employee who has met the eligibility requirements set forth in Article III and is participating in this Plan. Notwithstanding any provision of the Plan to the contrary no Eligible Employee shall become a Participant after December 29, 2001.

        2.35 PERMANENT DISABILITY. A medically determinable physical or mental impairment likely to result in death or to be of long-continued and indefinite duration, such that the Participant cannot continue to engage in any substantial employment with the Employer; provided, however, that such impairment must be compensable by the terms of any long term disability insurance of the Employer.

        2.36 PLAN. The employee stock ownership plan set forth herein (including any trust forming a part hereof), as amended and supplemented from time to time, all of which shall be known as the Simmons Company Employee Stock Ownership Plan.

        2.37 PLAN YEAR. For all years prior to 2002, the annual period that the Company elects for its tax year. Effective January 1, 2002 and continuing forward, the Plan Year shall be the period commencing January 1 and ending December 31. There shall be a short Plan Year commencing December 30, 2001 and ending on December 31, 2001.

        2.38 QUALIFIED PARTICIPANT. A Participant who has participated in this Plan for at least ten (10) years and has attained age fifty-five (55).

        2.39 QUALIFIED ELECTION PERIOD. With respect to a Qualified Participant, the period of six (6) Plan Years commencing with the first Plan Year in which the Participant first became a Qualified Participant.

        2.40 REEMPLOYMENT DATE. The first day on which an Employee completes an Hour of Service with an Employer following a Break in Service.

        2.41 RETIREMENT. A Participant's separation from service with the Employer after his Disability Retirement Date, Early Retirement Date or Normal Retirement Date.

        2.42 SPECIAL EFFECTIVE DATE. March 29, 1993, but subject to satisfaction of the conditions stated in paragraph III (17) of the Stipulation (other than the condition requiring the amendment to the Plan contemplated thereby).

        2.43 STIPULATION. The Second Amended Stipulation of Compromise and Settlement, dated as of January 25, 1993, relating to the litigation styled Florin, et al. v. NationsBank of Georgia, N.A., et al., Civil Action No. 91 C 0948 S, United States District Court for the Western District of Wisconsin.

        2.44 TOTAL DISTRIBUTION. A distribution to a Participant or Beneficiary, within a single taxable year of such recipient, of the entire balance credited to the Participant's Accounts under the ESOP Component of the Plan.

        2.45 TRUST. The Simmons Company Employee Stock Ownership Trust, created by the Trust Agreement entered into between the Company and the Trustee.

        2.46 TRUST AGREEMENT. The Agreement of Trust between the Company and the Trustee (or any successor Trustee) establishing the Trust and specifying the duties of the Trustee.

        2.47 TRUST ASSETS. All cash, Company Stock and other property held in the Trust for the exclusive benefit of Participants (and their Beneficiaries).

Effective prior to the Special Effective Date:

        2.48 TRUSTEE. The Trustee or Trustees (and any successors thereto) designated by the Company's Board of Directors who agrees to serve by executing the Trust Agreement.

Effective on and after the Special Effective Date:

        2.48 TRUSTEE. The Trustee or Trustees (and any successors thereto) designated by the Company's Board of Directors who agrees to serve by executing the Trust Agreement. No person or entity other than a financial institution shall serve as trustee of the Simmons ESOP.

        2.49 VALUATION DATE. The last day of each Plan Year and such interim dates as the Committee may choose to designate from time to time.

        2.50 YEAR OF SERVICE. For purposes of Section 3.01, a twelve (12) consecutive month period beginning with an Eligible Employee's Employment Date if during that period the Eligible Employee completes one thousand (1,000) Hours of Service, and any Plan Year, ending after the initial anniversary of the Eligible Employee's Employment Date, if during such Plan Year the Eligible Employee has completed one thousand (1,000) Hours of Service. For purposes of
Section 9.03, a twelve (12) consecutive month period beginning with a Participant's Employment Date if during that period the Participant completes one thousand (1,000) Hours of Service. For the purpose of this paragraph, an Eligible Employee and a Participant will be considered to have completed forty-five (45) Hours of Service for each week in which an Eligible Employee or

Participant completes at least one (1) Hour of Service. For purposes of Section 9.03, any Participant whose service with the Employer is involuntarily terminated by reason of the Employer's closing, on or before December 31, 1989, of the plant or other Employer owned and operated facility at which such Participant was employed immediately prior to such closing, shall be deemed to have completed 1,000 Hours of Service during the Plan Year in which such involuntary termination of service occurs. For purposes of Section 9.03, Hours of Service completed by a Leased Employee that would constitute Hours of Service under Section 2.28 if they were completed by an Employee (including hours of service as a Leased Employee with an Affiliated Company completed while such corporation or entity is an Affiliated Company) shall be taken into account under this Plan if and when the Leased Employee becomes an Eligible Employee under the Plan.

                                  ARTICLE III.

                                   ELIGIBILITY

        3.01    ELIGIBILITY FOR PARTICIPATION.

                (a) Notwithstanding any provision to the contrary, no Eligible Employee shall become a Participant in the Plan after December 29, 2001.

                (b) Each Eligible Employee who was an Eligible Employee on, and had attained age twenty-one (21) prior to March 1, 1988, shall automatically become a Participant in the Plan as of the later of the Effective Date or the Eligible Employee's date of hire.

                (c) Each other Eligible Employee shall become a Participant in the Plan as of the first Entry Date next following the date on which such Eligible Employee has both (i) attained age 21 and (ii) has completed at least one Year of Service; provided, however, that, effective as of January 1, 2000, each other Eligible Employee shall become a Participant in the Plan as of the first Entry Date following the date on which such Eligible Employee has both (i) attained age 18 and (ii) has completed at least one Year of Service.

                (d) Employees who are members of collective bargaining units shall not become eligible to participate as set forth in (a) or (b) above unless or until a collective bargaining agreement specifically provides for their respective inclusion.

        3.02 COMMENCEMENT OF PARTICIPATION. The Plan Administrator shall notify each Eligible Employee of his eligibility to participate and of the terms of the Plan as soon as practicable after he becomes eligible. Every Eligible Employee upon becoming eligible for participation shall become a Participant, shall provide such data as required by the Plan Administrator, and be deemed to assent to the terms of this Plan and the Trust Agreement, including all amendments thereto, in the manner herein authorized.

        3.03 CESSATION OF PARTICIPATION. A Participant shall cease to be a Participant if he has a Break in Service or ceases to be an Eligible Employee for any reason. However, in the case of a former Participant who is an Employee with Accounts under the Plan, such Accounts shall not receive any allocations pursuant to Section 6.01, but shall be debited or credited as provided in
Section 6.04 until the entire balance in such Accounts have been distributed pursuant to Section 6.06 and Article X.

        3.04 REEMPLOYMENT. A Participant who has ceased to be an Eligible Employee and incurred a Break in Service shall be reinstated as a Participant as of his Reemployment Date. New Accounts will be established to record his interest in the Plan attributable to his service with the Employer after the Break in Service. The vesting rules applicable to such Participant's old and new Accounts are set forth in Sections 6.06 and 9.06.

        3.05 LEAVE OF ABSENCE. If a Participant is granted an Approved Absence, his participation is not terminated; however, he shall not receive credit for Hours of Service in excess of five hundred one (501) hours for any such Approved Absence and, if he does not return to employment upon expiration of such Approved Absence his Years of Service shall be determined under the Break in Service rules otherwise set out in this Plan.

        3.06 DETERMINATION OF ELIGIBILITY. Any question as to the eligibility of any Employee hereunder shall be determined by the Plan Administrator in accordance with the terms hereof, and such determination shall be final and conclusive for all purposes.

                                   ARTICLE IV.

                                  CONTRIBUTIONS

        4.01    EMPLOYER CONTRIBUTIONS.

                (a) For each taxable year of the Company Employer Contributions may be paid to the Trustee in such amounts (or under such formula) as may be determined by the Company's Board of Directors (and communicated to Participants) and delivered in a form acceptable to the Trustee to the Trust not later than the due date for filing the Company's federal income tax return, including any extensions of such due date; provided that such Employer Contributions shall not be paid to the Trust in amounts which would permit the limitation described in
        Section 6.03 to be exceeded.

                (b) Employer Contributions may be paid to the Trust in cash or in shares of Company Stock, as determined by the Company's Board of Directors; provided that Employer Contributions shall be paid in cash in such amounts and at such times, subject to the limitation described in
        Section 6.03, as may be necessary or appropriate to provide the Trustee with the funds sufficient to pay in full when due any principal and interest payments required by a Loan incurred by the Trustee pursuant to
        Article V to finance the acquisition of Employer Securities, except that Employer Contributions may be reduced, in the discretion of the Company's Board of Directors, to the extent cash dividends paid to the Trust on Company Stock acquired with the proceeds of such Loan are available to satisfy principal and interest payments.

                (c) Employer Contributions may be returned to the Employer in the following circumstances:

                        (i) In the event that any contribution to the Trust is made by the Company under a mistake of fact, at the direction of the Company, the Trustee shall return such contribution within one year after the date of payment of the contribution;

                        (ii) Each contribution which is made by the Company hereunder shall be conditioned upon the initial qualification of the Plan pursuant to Section 401 of the Code. In the event that the Plan does not so qualify under Section 401, at the direction of the Company, the Trustee shall return such contributions to the Company within one year after the date of the final disposition of the denial of qualification of the Plan; and

                        (iii) Each contribution that is made by the Company hereunder shall be conditioned upon the deductibility of the contribution under Section 404 of the Code. In the event that the deduction should be disallowed under Section 404 of the Code, upon direction of the Company, the Trustee shall return such contribution to the Company, within one year after the disallowance of the deduction.

        4.02 NO PARTICIPANT CONTRIBUTIONS. No Participant shall be required or permitted to make contributions to the Plan or Trust.

                                   ARTICLE V.

                           INVESTMENT OF TRUST ASSETS

        5.01 INVESTMENT OF TRUST ASSETS. Trust Assets under the Plan will be invested primarily in Employer Securities, to the extent that such stock is available on terms that, in the Committee's judgment, constitute a prudent investment of the Trust Assets. Employer Contributions, and all other Trust Assets, including any cash dividends paid on Company Stock, may be used to acquire shares of Company Stock from shareholders of the Company including former Participants) or from the Company, except that any Company Stock acquired with the proceeds of a Loan shall be limited to Employer Securities. Trust Assets not acquired with the proceeds of a Loan, as well as the Trust Assets subject to Section 5.05, may also be invested by the Trustee in bank accounts, certificates of deposit, securities, short-term income funds maintained by the Trustee, or any other kinds of realty or personalty appropriate for the Trust, in accordance with the terms of the Trust Agreement; or Trust Assets may be held in cash. Except as otherwise provided in Section 5.05, all investments shall be made by the Trustee only upon the direction of the Committee. The Committee may direct that all Trust Assets be invested and held in Company Stock. Notwithstanding this Section 5.01, Section 5.02, or any other provision of the Plan, the initial purchase by the Trustee of all or substantially all of the outstanding shares of Company Stock, using the proceeds of a Loan, shall be effected by the Trustee without direction from the Committee and pursuant to the Trustee's determination (in the exercise of its reasonable judgment) that such transaction is in the best interests of Participants and is in compliance with all applicable provisions of the Code and ERISA. This Section 5.01 shall apply to Participants' Other Investment Settlement Accounts (as defined in Section 6.06(b)), and the assets attributable to such accounts, only to the extent not inconsistent with Section 6.06(e).

        5.02 PURCHASES OF COMPANY STOCK. All purchases of Company Stock by the Trust shall be made at a price, or at prices, which, in the judgment of the Committee, does not exceed the fair market value of such Company Stock. In transactions between the Trust and a "disqualified person" (as defined in Section 4975(e) of the Code), value shall be determined as of the transaction date. In all other transactions, value shall be determined as of the most recent Valuation Date. At such times as the Company Stock is not readily tradable on an established securities market, the determination of fair market value of Company Stock for all purposes under the Plan shall be made by the Committee based upon the value determined by an Independent Appraiser having expertise in rendering valuations with respect to employee stock ownership plan transactions.

        5.03 SALES OF COMPANY STOCK. The Committee may direct the Trustee to sell or resell shares of Company Stock to any person, including the Company, provided that any such sales to any disqualified person, as defined by Section 4975(e)(2) of the Code, including the Company, shall be made at not less than the fair market value of Company Stock as determined in accordance with Section
5.02 and further provided that no commission is charged. Any such sale shall be made in conformity with Section 408(e) of ERISA. All sales of Company Stock by the Trustee shall be charged pro rata to the Company Stock Accounts of the Participants.

        5.04    EXEMPT LOAN.

                (a) The initial purchase of all or substantially all of the outstanding shares of Employer Securities using the proceeds of a Loan, shall be effected by the Trustee without direction from the Committee and pursuant to the Trustee's determination (in the exercise of its reasonable judgment) that such transaction is in the best interest of Participants and is in compliance with all applicable provisions of ERISA. Any such Loan shall meet all requirements necessary to constitute an "exempt loan" within the meaning of Treasury Regulation Section 54.4975-7(b)(1) (iii) and shall be used primarily for the benefit of the Participants (and their Beneficiaries). The proceeds of any such Loan shall be used, within a reasonable time after the Loan is obtained, only to purchase Employer Securities, repay the Loan, or repay any prior Loan. Any such Loan shall provide for no more than a reasonable rate of interest, as determined under Treasury Regulation Section 54.4975-7(b)(7), and must be without recourse against the Plan. The number of years to maturity under the Loan must be definitely ascertainable at all times. In the event of a default on any such Loan, the value of Plan assets transferred in satisfaction of the Loan must not exceed the amount of the default. If the Loan is obtained from a disqualified person, such Loan must provide that Plan assets may be transferred upon default only upon and to the extent of the failure of the Plan to make payment on the Loan when due.

                All Employer Securities purchased with the proceeds of a Loan shall be held in a suspense account (a "Suspense Account"). The only assets of the Plan that may be given as collateral for a Loan are shares of Employer Securities acquired with the proceeds of the Loan and shares of Employer Securities that were used as collateral on a prior Loan repaid with the proceeds of the current Loan. No person entitled to payment under a Loan shall have recourse against Trust Assets other than such collateral, Employer Contributions in cash that are available under the Plan to meet obligations under a Loan, and earnings attributable (including dividends paid on Company Stock) to such collateral and the investment of such Employer Contributions. All Employer Contributions paid during the Plan Year in which a Loan is made (whether before or after the date the proceeds of the Loan are received), all Employer Contributions paid thereafter until the Loan has been repaid in full, and all earnings from investment of such Employer Contributions without regard to whether any such Employer Contributions and earnings have been allocated to Participants' Other Investments Accounts, shall be available to meet obligations under a Loan, unless otherwise provided by the Employer at the time any such Employer Contribution is made, provided that no amount allocated to Participants' Other Investments Settlement Accounts (as described in Section 6.06) and no amount allocated to Participants' Profit Sharing Accounts (as described in
        Section 6.07) shall be available to meet obligations under a Loan. In accordance with applicable law and regulations, the Trustee and the Company may agree in writing to a reduction or elimination of the outstanding principal, interest and/or other amounts owed under or with respect to any Loan from the Company to the Trust. Any such action shall not constitute or result in an Employer Contribution or Annual Addition.

                Except as hereinafter provided in subsection (b), Employer Securities held in a Suspense Account under this Section 5.04, including any Employer Securities pledged as collateral for a Loan, must be released from the Suspense Account and from any such pledge, as provided in this subsection (a). For each Plan Year during the duration of the Loan, the number of shares of Employer Securities released from the Suspense Account, and from any pledge as collateral for a Loan, shall be determined by multiplying the number of shares of Employer Securities held in the Suspense Account immediately prior to the release for the current Plan Year by a fraction, the numerator of which shall be the amount of principal and interest paid on the Loan for the Plan Year and the denominator of which is the sum of the numerator plus the principal and interest to be paid on the Loan for all future years, or by any other method permitted by the Code or regulations promulgated thereunder. The number of future years under a Loan shall be determined without taking into account any possible extension or renewal periods. In the event the interest rate under a Loan is variable, the interest to be paid in future years must be computed by using the interest rate applicable as of the end of the Plan Year. If the Employer Securities held in the Suspense Account include more than one class of Employer Securities, the number of shares of each class to be released for a Plan Year must be determined by applying the same fraction to each class. In addition to the foregoing, Employer Securities may be released from pledge (but not from a Suspense Account) upon the mutual written agreement of the Trustee and the pledgee.

                The Committee may, in its discretion, but with the consent of the Trustee, elect, in lieu of the provision in the preceding paragraph providing for the release of Employer Securities from the Suspense Account on the basis of principal and interest paid during the Plan Year, to release the shares of Employer Securities from the Suspense Account solely with reference to the principal payments made during the Plan Year. If the Committee elects to apply this principal-only method of determining the number of Employer Securities to be released, such method shall be applied throughout the period of the Loan and shall be applied in accordance with the requirements imposed by Treasury Regulation Section 54.4975-7(b)(8), including the following three rules:

                        (i) The Loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years;

                        (ii) The interest included in any payment shall be disregarded only to the extent it would be determined to be interest under standard loan amortization tables; and

                        (iii) The alternative, principal-only method of release shall not be applicable after the time at which, by reason of a renewal, extension or refinancing of the Loan, the sum of the already expired duration of the Loan, any extension or renewal period, and the duration of the new Loan, exceeds ten
                (10) years.

                (b) As of September 16, 1992, the Trust held 9,711,408 shares of Employer

        Securities in a Suspense Account (the "Subject Shares"). The Subject Shares, as well as certain other Employer Securities, were acquired by the Trust with funds borrowed from the Company pursuant to six loan agreements, being Amended and Restated ESOP Loan Agreement #1 through and including Amended and Restated ESOP Loan Agreement #6, all dated as of January 17, 1989, as amended and restated as of March 15, 1991, between the Company and the Trustee (collectively, the "ESOP Loan Agreements"). Immediately prior to September 16, 1992, the Subject Shares were pledged by the Trust to the Company as collateral for the Loans evidenced by the ESOP Loan Agreements. Effective September 16, 1992, ESOP Loan Agreement #2 through and including Amended and Restated ESOP Loan Agreement #6, and the Loans evidenced thereby, were canceled and terminated and the Subject Shares previously pledged as collateral for such Loans became pledged as collateral for the Loan evidenced by Amended and Restated ESOP Loan Agreement #1 and remained allocated to a Suspense Account. Amended and Restated ESOP Loan Agreement #1, the Loan evidenced thereby ("ESOP Loan # 1") and the pledge prior to September 16, 1992 of certain Subject Shares as collateral for ESOP Loan #1 were not affected by the foregoing cancellations, terminations and pledge. The purpose of this subsection (b) is to set forth the terms and conditions of the release of the Subject Shares from the Suspense Account and from encumbrance.

                As of the Anniversary Date of each Plan Year commencing with the Plan Year ending December 26, 1992 and ending with the Plan Year as of which all principal and interest due on ESOP Loan #1 are paid in full, the number of Subject Shares released from the Suspense Account shall be determined by multiplying the number of such Subject Shares held in the Suspense Account immediately prior to the release for such Plan Year by a fraction, the numerator of which shall be the amount of principal and interest paid on ESOP Loan #1 for the Plan Year and the denominator of which is the sum of the numerator plus the amount of principal and interest to be paid on ESOP Loan #1 for all future years. Such number of future years shall be determined without taking into account any possible extension or renewal periods. In the event that the interest rate under ESOP Loan #1 is variable, the interest to be paid in future years shall be computed by using the interest rate applicable as of the end of the Plan Year.

                (c) Repayment of principal and payment of interest on a Loan during a Plan Year shall be made by the Trustee (as directed by the Committee) only from (i) Employer Contributions, and earnings from such Employer Contributions, made to the Trust to meet the Plan's obligation under a Loan; (ii) any earnings attributable to Employer Securities (including, but not limited to, cash dividends declared and paid with respect to Employer Securities but excluding any dividends simultaneously paid with respect to other classes of the Company's Stock) whether allocated or unallocated to Participants' Accounts; and
        (iii) from the proceeds of a sale of unallocated shares of Employer Securities held in a suspense account, solely to the extent provided in an agreement for the pledge of such shares in the case of a current and continuing Event of Default, as defined therein. To the extent that there is no continuing Event of Default under such agreement, the proceeds of such sale shall not be used to repay principal or interest on a Loan. Such Employer Contributions and earnings must be accounted for separately by the Plan until a Loan is repaid.

                Employer Securities released from the Suspense Account by reason of the payment of principal or interest on a Loan from amounts previously allocated to Participants' Other Investments Accounts (but not Other Investments Settlement Accounts or Participants' Profit Sharing Accounts) shall, subject to the restriction in Section 6.01(b) concerning Eligible Employees who have made an election under Section 1042 of the Code with respect to the sale of the Employer Securities to the Trust, be credited pro rata to such Participants' Company Stock Accounts at the time corresponding reductions are made in the balances credited to the Participants' Other Investments Accounts.

                (d) The Company shall contribute to the Trust sufficient amounts to enable the Trust to pay principal and interest on any such Loans as they are due; provided, however, that no such Employer Contribution shall exceed the limitations in Section 6.03. In the event that such Employer Contributions by reason of the limitations in Section
        6.03 are insufficient to enable the Trust to pay principal and interest on such Loan as it is due, then upon the Trustee's request, the Company shall:

                        (i) Make an additional Loan to the Trust, as described in Treasury Regulation Section 54.4975-7(b)(4)(iii), in sufficient amounts to meet such principal and interest payments. Such new Loan shall also meet all requirements of an "exempt loan" within the meaning of Treasury Regulation Section 54.49757(b)(1)(iii). Employer Securities released from the pledge of the prior Loan shall be pledged as collateral to secure the new Loan. Such Employer Securities shall be released from this new pledge and allocated to the Accounts of the Participants in accordance with applicable provisions of the Plan; or

                        (ii) Purchase any Employer Securities pledged as collateral in an amount necessary to provide the Trustee with sufficient funds to meet the principal and interest repayments. Any such sale by the Plan shall meet the requirements of Section 408(e) of ERISA; or

                        (iii) Any combination of the foregoing. However, the Company shall not, pursuant to the provisions of this subsection, do, cause to be done, fail to do, or cause to fail to be done any act or thing the result of such act or failure to act would disqualify the Plan as a leveraged employee Stock ownership plan under the Code.

                (e) Right of First Refusal. Shares of Employer Securities acquired by the Trust with the proceeds of a Loan and distributed by the Trustee may be distributed to Participants subject to a "right of first refusal." If the shares are subject to such a "right of first refusal", such "right" shall provide that prior to any subsequent transfer, the shares shall first be offered in writing to the Trust and then, if refused by the Trust, to the Company at a price equal to the greater of
        (i) the then fair market value of such shares of Employer Securities as determined in good faith by the Committee, from time to time, or (ii) the purchase price offered by a buyer, other than the Company or Trustee, making a good faith (as determined by the Committee) offer to purchase such shares of Employer

        Securities. The Trust or the Company, as the case may be, may accept the offer as to part or all of the Employer Securities at any time during a period not exceeding fourteen (14) days after receipt of such offer by the Trust, on terms and conditions no less favorable to the shareholder than those offered by the independent third party buyer. If the offer is not accepted by the Trust, the Company, or both, by the end of the fourteen (14) day period, then the proposed transfer may be completed without regard to the right of first refusal. Any installment purchase by the Trust or the Company shall be made pursuant to a note secured by the shares purchased and shall bear a reasonable rate of interest as determined by the Committee, but the terms and conditions shall be no less favorable to the shareholder than the terms and conditions of the third party buyer's prior offer. Shares of Employer Securities that are publicly traded within the meaning of Treasury Regulation Section 54.4975-7(b)(1)(iv) at the time such right may otherwise be exercised shall not be subject to this right of first refusal.

                (f) Put Option. If shares of Employer Securities acquired with the proceeds of a Loan by the Trust are, at the time distributed are not publicly traded within the meaning of Treasury Regulation
        Section 54.4975-7(b)(1)(iv) or, if publicly traded, are subject to a "trading limitation," such shares shall be subject to a "put" option at the time of distribution, whether such distribution constitutes a Total Distribution or one of a series of periodic installments. (For purposes of this paragraph, a "trading limitation" on a security is a restriction under any federal or state securities law, any regulation thereunder, or an agreement affecting the security which would make the security not as freely tradable as a security not subject to such restriction.) The "put" option shall be exercisable by the Participant or the Participant's Beneficiary, by the donees of either, or by a person (including an estate or its distributee) to whom the Employer Securities pass by reason of the Participant's or Beneficiary's death. The "put" option shall provide that, for a period of at least sixty (60) consecutive days immediately following the date the shares are distributed to the holder of the "put" option and for another sixty (60) consecutive day period during the Plan Year next following the Plan Year in which the shares were distributed, the holder of the option shall have the right to cause the Company, by notifying it in writing of the holder's election to exercise the option, to purchase such shares at their fair market value, as determined by the Committee, but subject to the last sentence of this Section 5.04(f). The Company may, in its discretion, cause an Affiliated Company designated by the Company for such purpose to assume the Company's obligations to purchase Employer Securities pursuant to any such "put" option. The Trustee may, in its discretion and with the consent of the Company, cause the Trust to assume the rights and obligations of the Company at the time of "put" option is exercised, insofar as the repurchase of Employer Securities is concerned. The period during which the "put" is exercisable shall not include any period during which the holder is unable to exercise such "put" option because the Company or an Affiliated Company designated by the Company to assume its obligations is prohibited from honoring it by federal or state law. The terms of payment for the purchase of such shares of Employer Securities shall be as set forth in the "put" option. Such "put" option shall provide that if a Participant or Beneficiary exercises the "put option", the Company, the Affiliated Company or the Trust, if the Trust so elects, shall repurchase the Employer Securities as follows:

                        (i) If the shares of Employer Securities distributed are part of a Total Distribution, payment of the fair market value of these Employer Securities (as of the most recent Valuation Date) shall be made in substantially equal installments (made not less frequently than annually) over a period not longer than five (5) years. The first such installment shall be paid no later than thirty (30) days after the date of exercise of the "put" option. The unpaid installments shall bear a reasonable rate of interest, and shall be adequately secured by the Company, Affiliated Company or Trust.

                        (ii) If the shares of Employer Securities distributed are part of an installment distribution of a Participant's Capital Accumulation, the fair market value of the Employer Securities (as of the most recent Valuation Date) shall be paid to the Participant (or Beneficiary) within thirty (30) days of the exercise of the "put" option.

                The "put" option provided for by this Section 5.04(f) (including the provisions of the last sentence of this Section 5.04(f)) shall continue to apply to shares of Employer Securities purchased by the Trustee with the proceeds of a Loan, as described herein, notwithstanding repayment of all Loans or any amendment to or termination of this Plan that causes the Plan to cease to be a leveraged employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code. For purposes of the "put" option provided herein, fair market value shall, in the case of a share of the Company's Series A Preferred Stock which was allocated to the Participant's Company Stock Account by reason of release from the Suspense Account described in this
        Section 5.04 and which is subject to such "put" option, not be less than the "Redemption Price" at the time such "put" is exercised, as such term is defined in the Amended and Restated Certificate of Incorporation of the Company; provided, however, that effective as of October 29, 1998, for purposes of the "put" option provided herein, fair market value shall, in the case of a share of Common Stock of Simmons Holdings, Inc. which was allocated to the Participant's Company Stock Account by reason of release from the Suspense Account described in this Section 5.04 and which is subject to such "put" option, not be less than the fair market value at the time such "put" is exercised, determined on an enterprise value basis without the application of any minority discounts.

        5.05    DIVERSIFICATION OF INVESTMENTS.

                (a) Election to Diversify. Each Qualified Participant, upon written notice to the Plan Administrator received no later than the 90th day after the first day of a Plan Year within the Qualified Election Period of such Qualified Participant, may elect to direct the Committee to diversify in the manner set forth in subsection 5.05(b) that portion of his Accounts under the Plan determined by:

                        (i) determining the aggregate value of his Company Stock Account as of the Anniversary Date immediately preceding each election;

                        (ii) adding to the amount determined under (i) above the amount, if any, previously elected to be diversified;

                        (iii) multiplying the amount in (ii) above by twenty-five percent (25%) or, in the case of the last year in the Qualified Participant's Qualified Election Period, fifty percent (50%);

                        (iv) subtracting from the amount in (iii) above the amount previously elected to be diversified.

                (b) Manner of Diversification. In the event that a Qualified Participant provides notice of an election to diversify a portion of his Company Stock Account pursuant to subsection 5.05(a) above, the Plan Administrator, prior to the one hundred eightieth (180th) day after the first day of the Plan Year in which such election may be filed, shall, in the discretion of the Plan Administrator either:

                        (i) distribute the amount so elected to the Participant; or

                        (ii) permit the Participant to direct the investment of the amount so elected in one or any combination of at least three (3) funds within the Plan as may be established pursuant to determination of the Committee, made in its sole discretion but not inconsistent with regulations issued by the Secretary of the Treasury; provided, however, no such investment fund may include investments in Company Stock.

                (c) Accounting for Amounts Diversified Pursuant to Section 5.05(b)(ii). For each Qualified Participant who has elected to diversify amounts and has been permitted to elect an alternative investment election, the Plan Administrator shall establish a Diversified Account to hold and account for the Qualified Participant's interest in the investment option(s) so elected. Such Diversified Account shall be separate from the Qualified Participant's other Accounts under the Plan and shall be separately credited (or debited) with a pro rata share of the income (or loan) of such investments elected. The Diversified Account shall be valued at the same times as the Qualified Participant's other Accounts under the Plan; provided, however, that effective as of June 2, 1997, the Diversified Account shall be valued on each Valuation Date (as defined in Section 2.49) under the Plan. All other rules of the Plan, including, but not limited to those concerning distributions (except distributions in the form of Company Stock, as provided in Section 10.05), shall apply to the Diversified Account.

                                   ARTICLE VI.

                                   ALLOCATIONS

        6.01    ALLOCATIONS TO PARTICIPANTS' ACCOUNTS.

                (a) Separate Company Stock Accounts and other Investments Accounts, together with Diversified Accounts for Qualified Participants making elections pursuant to Section 5.05 (which Accounts, collectively, shall comprise the ESOP Portion of the Plan), and Profit Sharing Accounts (which Profit Sharing Accounts shall comprise the Profit Sharing Portion of the Plan) shall be established to reflect each Participant's interest under the Plan. Records shall be kept by the Plan Administrator from which can be determined the portion of each Other Investments Account which at any time is available to meet Loan obligations and the portion which is not so available, as determined pursuant to Section 5.04.

                (b) As of each Anniversary Date, the Company Stock Account maintained for each Participant shall be credited with (i) its allocated share (as determined in Section 6.02(a)) of Company Stock (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust, and with Forfeitures of Company Stock, and (ii) any stock dividends on shares in the Company Stock Account. Company Stock acquired by the Trust with the proceeds of a Loan obtained pursuant to
        Section 5.04 shall be allocated (as determined in Section 6.02(a)) to the Company Stock Accounts of Participants as the Company Stock is released from the Suspense Account in accordance with Section 5.04. Notwithstanding the preceding two sentences, if an Eligible Employee has elected favorable income tax treatment under Section 1042 of the Code with respect to a sale of Employer Securities to the Trust, no portion of the Employer Securities acquired by the Trust in such transaction, or other assets of the Trust attributable to such Employer Securities, may be allocated during the nonallocation period (as hereinafter defined), directly or indirectly, to the Accounts of:

                        (i)     such Eligible Employee;

                        (ii) any other Participant who is related to such Eligible Employee (within the meaning of Section 267(b) of the Code), provided that such Employer Securities or other assets of the Trust attributable to such Employer Securities may be allocated during the nonallocation period to the benefit of lineal descendants of Eligible Employees electing favorable income tax treatment under Section 1042 of the Code in an aggregate amount not to exceed 5% of such Employer Securities or other assets; or

                        (iii) any other Participant who owns (after the application of Section 318(a) of the Code without regard to the employee trust exception in Section 318(a)(2)(B)(i) of the Code) more than 25% of (A) any class of outstanding stock of the Company or of any Affiliated Company or (B) the total value of any class of outstanding stock of the Company or of any Affiliated Company.

                The term "nonallocation period" shall mean the period beginning on the date of the sale of such Employer Securities to the Trust and ending on the later of (i) the date which is ten (10) years after the date of the sale to the Trust, or (ii) the date of the allocation attributable to the last payment of principal and/or interest on a Loan incurred in connection with such sale. In the event that an Eligible Employee who satisfies the requirements for electing favorable income tax treatment under Section 1042 of the Code with respect to the sale of Employer Securities to the Trust does not receive an allocation of Employer Securities in any Plan Year by action of the preceding two sentences, and such Eligible Employee does not elect favorable income tax treatment under Section 1042 of the Code during the time for making such election, the Plan Administrator shall, consistent with Section 6.02(e), allocate to such Eligible Employee (as provided in the next sentence), in addition to the Employer Securities otherwise allocated to such Eligible Employee for any subsequent Plan Year, the number of shares of Employer Securities that would have been allocated to such Eligible Employee but for the action of the preceding two sentences. The allocation required by the preceding sentence shall be made on the first Anniversary Date following the deadline for making an election under
        Section 1042 and, if necessary, on each subsequent Anniversary Date to the extent necessary, so that the limits of Section 6.03(a) are not exceeded in any Plan Year.

                (c) As of each Valuation Date, each Other Investments Account maintained for each Participant under the Plan will be credited (or debited) with its share of the net income (or loss) of the Trust attributable to investments other than Company Stock, with any cash dividends on Company Stock allocated to his Company Stock Accounts, and with Employer Contributions in cash and Forfeitures in forms other than Company Stock. Each such Other Investments Account will be debited with its share of any cash payments applied to the acquisition of Company Stock for the benefit of Company Stock Accounts or to any repayment of principal and interest on any Loan or other debt chargeable to Participants' Company Stock Accounts; provided that only the portion of each Other Investments Account which is available to meet obligations under Loans, as determined pursuant to the provisions of Section 5.04(a), shall be used to pay principal or interest on a Loan.

        6.02    ALLOCABLE SHARES.

                (a) For purposes of Section 6.01, an Eligible Employees' allocable share of Employer Contributions, Forfeitures, and, to the extent not allocated pursuant to Section 5.04(c) or 6.02(d), shares released from a suspense account pursuant to Section 5.04(a), for a Plan Year, shall be determined by multiplying the aggregate of the amounts to be allocated to the Company Stock Accounts or Other Investments Accounts times a fraction, the numerator of which is the Eligible Employee's total Compensation for such Plan Year and the denominator of which is the aggregate Compensation of all Eligible Employees entitled to an allocation for such Plan Year.

                (b) Except for reasons of death, Permanent Disability, Approved Absence, involuntary termination of service by reason of the Employer's closing, on or before December 31, 1989, of the plant or other Employer owned and operated facility at which the Participant was employed immediately prior to such closing, Retirement, or a leave of absence following which the Participant returns to work if, upon such return, the Participant is entitled to an equivalent position with the Company pursuant to the Family and Medical Leave Act of 1993, a Participant must have not incurred a termination of service with the Employer prior to the Anniversary Date for the Plan Year in order to share in the allocation of Employer Contributions and Forfeitures for such Plan Year.

                (c) Employer Contributions with respect to a taxable year of the Employer which are not designated to be applied to repay a Loan shall be allocated to Participants' Accounts as of the Anniversary Date of the Plan Year ending with or within such taxable year. Employer Securities which are released from encumbrance in accordance with
        Section 5.04 in connection with the application of Employer Contributions to repay a Loan shall be allocated to Participants' Accounts as of the Anniversary Date of the Plan Year with or within which ends the taxable year of the Employer to which such Employer Contributions relate.

                (d) In the event that cash dividends paid on Employer Securities allocated to Participants' Accounts are used to repay a Loan, before determining Participants' allocable share of Employer Securities released from a suspense account for the Plan Year pursuant to Section 5.04(a), there shall first be allocated to the Company Stock Accounts of Participants to whose accounts such cash dividends would have been allocated but for such Loan repayment a number of shares of Employer Securities having a fair market value not less than the amount of the cash dividend so applied. Only that number of shares of Employer Securities released from a suspense account which is in excess of the number allocated pursuant to the preceding sentence shall be available for allocation pursuant to Section 6.02(a).

                (e) The Committee may, if and when it deems necessary, adopt reasonable procedures for making corrections to allocations to Participants' Accounts which have been made as a result of any mistake or administrative error.

        6.03    ALLOCATION LIMITATIONS.

                (a) For each Plan Year, the Annual Addition (as defined below) to the Accounts of a Participant, under this Plan and all other defined contribution plans maintained by the Company or any Affiliated Company, may not exceed the lesser of:

                        (i)     $30,000; or

                        (ii) twenty-five percent (25%) of such Participant's Compensation.

        Allocations shall be made for each Plan Year to any other defined contribution plan maintained by the Company or any Affiliated Company after the application of this Section 6.03 to this Plan for such Plan Year.

                (b) For purposes of this Section, the term "Annual Addition" shall mean the sum, for any Plan Year, for all defined contribution plans maintained by the Employer or any Affiliated Company, of (i) Employer contributions, (ii) forfeitures and (iii) Participant contributions, if any, allocated to a Participant's Accounts under this Plan or any other defined contribution plan maintained by the Company or any Affiliated Company. Notwithstanding this provision of this Plan and any provision of any other plan with which this Plan must be aggregated for purposes of the limitations set forth herein, to the extent Annual Additions must be reduced, the Annual Addition to each other plan in which a Participant participates, other than the Simmons Retirement Savings Plan, shall be reduced prior to the reduction of such Participant's Annual Addition under this Plan. If the reduction of Annual Additions to such other plans are not sufficient to avoid a violation of the limitation set forth in subsection (a), Annual Additions to this Plan shall be reduced before any reduction of Annual Additions to the Simmons Retirement Savings Plan is effected.

                (c) Notwithstanding the foregoing subsection (a), if no more than one-third of the Employer Contributions for a Plan Year are allocated to the group of Employees consisting of Highly Compensated Employees, Annual Additions shall be determined without regard to the Employer Contributions applied to the repayment of interest on any Loan or to any Forfeitures of Employer Securities acquired with the proceeds of a Loan; and, subject to the provisions of Section 415(c)(6) of the Code, for Plan Years beginning before July 12, 1989, the dollar limitation on Annual Additions to a Participant's Accounts shall be: the sum of (i) the amount determined in paragraph (a)(i) above; and (ii) the lesser of the amount determined under (a)(i) or the amount of the Participant's allocable share of the Employer Securities contributed to the Plan for the Plan Year, or purchased with cash contributed to the Plan for the Plan Year (including cash applied to payments on a Loan).

                (d) If for any Plan Year, as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's annual Compensation, or such other facts and circumstances which the Internal Revenue Service will permit, a Participant's Annual Additions exceeds the maximum annual addition for such Plan Year which would be permissible under the first sentence of Section 6.03(a) (the "Maximum Annual Addition"), such excess of the Participant's Annual Additions over his Maximum Annual Addition (called the "Annual Excess") shall not be allocated to such Participant's Account but shall be treated in the following manner:

                        (i) The Annual Excess shall be allocated and reallocated to the other Participants entitled to an allocation for such Plan Year, subject to the limitations on annual additions to the Accounts of such other Participants for such Plan Year.

                        (ii)    If after the application of the above paragraph
                (i) an Annual Excess remains, the Annual Excess will be held unallocated in a Suspense Account. The Suspense Account will be allocated and reallocated among Participants in the next Plan Year, and each succeeding Plan Year, if necessary, in the manner provided in Section 6.01.

                        (iii) No Employer contributions shall be made to the Plan as long as amounts remain credited to the Suspense Account.

                        (iv) If a Suspense Account is in existence at any time during a Plan Year, none of the Trust Fund's investment gains and losses for such year shall be allocated to the Suspense Account.

                        (v) If upon termination of the Plan there remains any amount properly allocated to the Suspense Account, such amount shall revert to the Employer.

                (e) For purposes of the application of Section 415 of the Code to all defined benefit and defined contribution plans presently maintained, or to be established and maintained in the future, by the Company or an Affiliated Company, the "limitation year" shall be the Plan Year.

                (f) In the event that any Participant is or was covered under both a defined benefit plan and a defined contribution plan maintained by the Company or an Affiliated Company:

                        (i)     Notwithstanding any other provision of this
                Section 6.03, and as required by the Code, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction may not exceed 1.0 in any Plan Year (which shall also be the limitation year); provided, however, that this limitation shall not apply with respect to limitation years beginning on and after December 31, 2000.

                        (ii) The defined benefit plan fraction is a fraction the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans (whether or not terminated) maintained by the Company and Affiliated Companies, and the denominator of which is the lesser of (A) 1.25 times the dollar limitation of Section 415(b)(1)(A) of the Code in effect for the Plan Year or (B) 1.4 times the Participant's average compensation for the three (3) consecutive years that produces the highest average. "Projected annual benefit" means the annual benefit to which the Participant would be entitled under the terms of the Plan, if the Participant continued employment until normal retirement age (or actual age, if later) and the Participant's compensation for the Plan Year and all other relevant factors used to determine such benefit remained constant until normal retirement age (or actual age, if later).

                        (iii) The defined contribution plan fraction is a fraction, the numerator of which is the sum of the annual additions to the Participant's Accounts under all defined contribution plans maintained by the Company or an Affiliated Company (whether or not terminated) for the current and all prior Plan Years, and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior year of service with the Company or an Affiliated Company (or a predecessor to the extent permitted under the Code): (A) 1.25 times the dollar limitation effect under Section 415(c)(1)(A) of the Code for such year, or (B) 1.4 times the amount which may be taken into account under Section 415(c)(1)(B) of the Code.

                        (iv) If, in any Plan Year, the sum of the defined benefit plan fraction and the defined contribution plan fraction will exceed 1.0, the rate of benefit accrual under the defined benefit plan(s) will be reduced so that the sum of the fractions equals 1.0.

                (g) For purposes of this Section 6.03, Compensation of a Participant shall mean the total compensation determined under Section 415 of the Code, which includes amounts contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Section 125, 132(f), 402(e)(3), 402(h)(1)(B), 403(b) or 457.

        6.04    ALLOCATION OF NET INCOME (OR LOSS) OF THE TRUST.

                (a) PRIOR TO JUNE 2, 1997. The net income (or loss) attributable to Trust Assets for each Plan Year shall be determined as of each Valuation Date. Each Participant's allocable share of the Trust's net income (or loss) attributable to Trust Assets other than Diversified Accounts and Other Investment Settlement Accounts (as defined in Section 6.06(b)) shall be allocated, as of the Anniversary Date, to his Other Investments Account in the ratio in which the credit balance of each such Account on the preceding Anniversary Date (reduced by the amount of any distribution of Capital Accumulation from such Account) bears to the aggregate sum of the Other Investment Account balances for all Participants as of that date. The net income (or loss) attributable to Diversified Accounts shall be allocated, as of the Anniversary Date, to each Participant's Diversified Account, if any, by investment fund, in the ratio in which the Participant's credit balance in each such investment fund on the preceding Anniversary Date bears to the sum of the balances for all Participants in such investment fund as of that date. The net income (or loss) includes the increase (or decrease) in the fair market value of Trust Assets (other than Company Stock), interest income, dividends and other income (or loss) attributable to Trust Assets (other than allocated Company Stock), since the preceding Anniversary Date. For purposes of computing net income (or loss), interest paid on any Loan or installment sales contract for the acquisition of Company Stock by the Trustee shall be disregarded. This
        Section 6.04 shall not apply to Participants' Other Investments Settlement Account (as defined in Section 6.06).

                (b) ON AND AFTER JUNE 2, 1997. Notwithstanding the foregoing, on an after June 2, 1997, the following provisions shall apply: The net income (or loss) attributable to the Trust Assets shall be determined as of each Valuation Date. As of each Valuation Date, the Other Investments Account shall be credited or debited with its proportionate share of net income, expense, appreciation or depreciation allocable to the investment funds selected by the Participant. As of each Valuation Date, the Diversified Account shall be credited or debited with its proportionate share of net income, expense, appreciation or depreciation allocable to the investment funds elected by the Participant. The net income (or loss) includes the increase (or decrease) in the fair market value of Trust Assets (other than Company Stock), since the preceding Valuation Date. For purposes of computing net income (or loss), interest paid on any Loan or installment sales contract for the acquisition of Company Stock by the Trustee shall be disregarded. This Section 6.04 shall not apply to Participants' Other Investments Settlement Accounts (as defined in Section 6.06), or Profit Sharing Accounts (as defined in Section 6.07).

        6.05 ACCOUNTING FOR ALLOCATIONS. The Committee shall adopt accounting procedures for the purpose of making the allocations, valuations, and adjustments to Participants' Accounts provided for in this Article and Section 5.05(c). Except as provided in Treasury Regulation Section 54.4975-11, Company Stock acquired by the Plan shall be accounted for as provided under Treasury Regulation Section 1.402(a)-1(b)(2)(ii), allocations of Company Stock shall be made separately for each class of stock, and the Committee shall maintain adequate records of the cost basis of all shares of Company Stock allocated to each Participant's Company Stock Accounts. From time to time, the Committee may modify the accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this Section. Annual valuations of Trust Assets shall be made at fair market value.

Effective as of the Special Effective Date:

        6.06    OTHER INVESTMENTS SETTLEMENT ACCOUNT.

                (a) Background. Pursuant to certain litigation styled Florin, et al. v. NationsBank of Georgia, N.A., et al., Civil Action No. 91 C 0948 S, United States District Court for the Western District of Wisconsin (the "Litigation"), and more particularly the Second Amended Stipulation of Compromise and Settlement among the parties to the Litigation dated January 25, 1993 (the "Settlement"), the defendants in the Litigation and all other persons who sold Employer Securities to the Plan in January 1989, are to contribute to the Escrow Settlement Account described in the Settlement ("Escrow Settlement Account"), in conjunction with the entry by such Court of a Final Order and Judgment approving the Settlement, an amount of cash described in the Settlement, part of which contribution will subsequently be paid from the Escrow Settlement Account to the Trust ("First Cash Payment"), and all persons who sold Employer Securities to the Plan in January 1989, are to make another cash contribution to the Escrow Settlement Account, within one year and one day after the effective date of the Settlement, part of which contribution will be paid to the Trust ("Second Cash Payment"), all under the terms and conditions stated in the Settlement, including, but not limited to, paragraphs III(i), (2) and (3) thereof (including, with respect to defined terms used therein, but not defined therein, the corresponding definitions in Section I of the Settlement). Pursuant to the Settlement, the First Cash Payment and the Second Cash Payment (collectively, the "ESOP Settlement Funds") will be allocated, as described in this Section 6.06, among those Participants in the Plan who are identified in the Settlement as "Current ESOP Participants," more particularly defined as each person (other than a person who sold Employer Securities to the Plan) who on the effective date of the Settlement had not received full payment of his Capital Accumulation in the Plan. The purpose of this
        Section 6.06 is to provide special rules regarding the allocation of the ESOP Settlement Funds to the Current ESOP Participants, as well as certain vesting, investment direction, and distribution rules applicable to the ESOP Settlement Funds after allocation to Current ESOP Participants.

                (b) Allocation of ESOP Settlement Funds. As described in the Settlement, the Settlement Funds shall be allocated among the Current ESOP Participants in proportion to their relative Account balances as of December 31, 1992. Each Current ESOP Participant's share of the ESOP Settlement Funds shall be determined by multiplying the aggregate amount to be allocated by a fraction, the numerator of which is the balance of each such Current ESOP Participant's Accounts in the Plan as of December 31, 1992 and the denominator of which is the aggregate balances of all Current ESOP Participants' Accounts as of December 31, 1992. Each Current ESOP Participant shall receive an allocation of the First Cash Payment and the Second Cash Payment in accordance with this subsection
        (b) notwithstanding the termination of his employment prior to the date of such allocation. The allocation of the ESOP Settlement Funds shall be made by special allocations of the First Cash Payment and the Second Cash Payment performed as soon as administratively practicable after each such payment is received by the Trust, as determined by the Committee. The cash which is allocated to the Current ESOP Participants shall be held in a newly created subaccount under the Other Investments Account, and which shall be referred to in this Section 6.06 as the "Other Investments Settlement Account". All funds and assets held in the Other Investments Settlement Account shall be subject to the rules of this Plan which apply to the Other Investments Account except as expressly provided otherwise in this Section 6.06. The cash allocated to the Other Investments Settlement Accounts pursuant to this subsection
        (b) shall not constitute or be deemed to be an Employer Contribution or result in an Annual Addition.

                (c) Prohibition on Use of Funds. Notwithstanding Section 6.01(c) or anything else to the contrary in this Plan, no funds or assets which constitute a part of the Other Investments Settlement Account may be used to repurchase Company Stock or to repay principal or interest on any Loan.

                (d) Special Vesting Rule. Notwithstanding Section 9.03 or anything else to the contrary in this Plan, each Current ESOP Participant shall always be fully vested in all funds and assets allocated to his Other Investments Settlement Account.

                (e)     Investment Direction by Participants.

                        (1) Notwithstanding anything to the contrary in this Plan, each Current ESOP Participant shall direct how the cash allocated to his Other Investments Settlement Account shall be invested, pursuant to the rules set forth in this Section 6.06(e). The investment funds which are made available to Current ESOP Participants and the manner of selecting those funds as described in this Section 6.06(e) are intended to meet the requirements of Section 404(c) of ERISA and regulations thereunder, and this Section shall be so interpreted.

                        (2) The Committee shall select three or more mutual funds, individually managed investment funds, or collective or commingled investment funds (which may include collective or commingled investment funds made available by the Trustee) to serve as investment vehicles for the cash allocated to the Other Investments Settlement Account. The Committee shall provide information regarding such investment funds to Current ESOP Participants, and may change, add, or delete investment funds from time to time, provided that the reconstituted investment funds are intended by the Committee in good faith to meet the requirements of Section 404(c) of ERISA.

                        (3) Each Current ESOP Participant shall direct on a form provided by the Committee to have the cash held in or received by his Other Investments Settlement Account allocated among the investment funds made available by the Committee. Such investment election shall be made in increments of five percent (5%) of the balance of his Other Investments Settlement Account. A Current ESOP Participant's initial investment election shall allocate all of the cash held in his Other Investments Settlement Account among the investment funds and all subsequent allocations of cash to the Other Investments Settlement Account for so long as the elections remain in effect. If a Current ESOP Participant fails to make an investment election, the cash held in his Other Investments Settlement Account shall be invested among the investment funds as determined by the Committee.

                        (4)(i) Investment elections will remain in effect until changed by a new election. New elections may be made by a Current ESOP Participant as frequently as the Committee will permit, which shall be at least once each calendar quarter. The new election will be effective as of the next January 1, April 1, July 1 or October 1 of each Plan Year or such earlier date as the Committee may approve, provided that new elections must be received at least 30 days prior to the desired effective date (unless the Committee provides for a shorter notice period on a uniform basis. New elections shall reallocate the Current ESOP Participant's Other Investments Settlement Account among the investment funds.

                        (ii) Notwithstanding the foregoing, effective as of June 2, 1997, investment elections will remain in effect until changed by a new election. New elections may be made by a Current ESOP Participant on each Valuation Date. The new election will be effective as soon as administratively practicable after the date of receipt of the election; provided that the Committee may provide that any election must be received no later than a specified period of time prior to the effective date of the election. New elections shall in each case reallocate the Current ESOP Participant's Other Investments Settlement Account among the investment funds.

                        (5)(i) Each of the investment funds shall be valued as of the last day of each calendar quarter. As of the last day of each calendar quarter, the Other Investments Settlement Account shall be credited or debited with its proportionate share of net income, expense, appreciation or depreciation allocable to the investment funds selected by the Current ESOP Participant for the quarter. The reasonable incremental costs of offering and administering the investment funds shall be charged pro rata against the Other Investments Settlement Accounts of all Current ESOP Participants.

                        (ii) Notwithstanding the foregoing, effective as of June 2, 1997, each of the investment funds shall be valued as of each Valuation Date. As of each Valuation Date, the Other Investments Settlement Account shall be credited or debited with its proportionate share of net income, expense, appreciation or depreciation allocable to the investment funds selected by the Current ESOP Participant. The reasonable incremental costs of offering and administering the investment funds shall be charged pro rata against the Other Investments Settlement Accounts of all Current ESOP Participants.

                (f) Special Distribution Rules. Notwithstanding anything to the contrary in this Plan, a Current ESOP Participant whose employment ends for any reason may elect that all funds held in his Other Investments Settlement Account be distributed to such Current ESOP Participant as soon as practicable following the date on which his employment ends. In the event that a Current ESOP Participant's employment ends before allocation of the First Cash Payment, or after allocation of the First Cash Payment but before allocation of the Second Cash Payment, such Current ESOP Participant may elect, upon termination of this employment, to have his allocable portion of such unallocated ESOP Settlement Funds, determined pursuant to subsection (b) hereof, distributed to him as soon as practicable after allocation (or after each allocation, if more than one) in a lump sum payment (or payments, if applicable).

        6.07    PROFIT SHARING ACCOUNT.

                (a) Background. Pursuant to the terms of those certain Acquisition Agreements described in the Preamble of this amended and restated Plan, the Employer Securities allocated to the Accounts of Participants as of the Closing Date of each Acquisition Agreement (as such term is defined in such Acquisition Agreement) were sold and the Plan received a single lump sum cash payment in consideration for such sale ("Cash Consideration"). As described in this Section 6.07, such Cash Consideration shall be allocated among the Profit Sharing Accounts of those Participants in the Plan whose Accounts under this Plan as of such Closing Date held Employer Securities which were sold and thereby became entitled to receive an allocable share of the Cash Consideration. Such Participants are referred to herein as "Selling Participants." The purpose of this
        Section 6.07 is to provide special rules regarding the allocation of the Cash Consideration, as well as certain vesting, investment direction, and distribution rules applicable to the Cash Consideration after allocation to Selling Participants.

                (b) Allocation of Cash Consideration. The Cash Consideration shall be allocated among the Selling Participants in proportion to their relative Company Stock Account balances as of the Closing Date; provided, however, that effective as of October 29, 1998, the Cash Consideration shall be allocated among the Selling Participants in proportion to their relative shares of Employer Securities allocated to their Company Stock Accounts as of the Closing Date of each Acquisition Agreement. Each Selling Participant's share of the Cash Consideration shall be determined by multiplying the aggregate amount to be allocated by a fraction, the numerator of which is the balance of each such Selling Participant's Company Stock Account in the Plan as of the Closing Date and the denominator of which is the aggregate balances of all Selling Participant's Company Stock Accounts as of the Closing Date; provided, however, that effective as of October 29, 1998, each Selling Participant's Share of the Cash Consideration shall be determined by multiplying the aggregate amount to be allocated by a fraction, the numerator of which is the number of shares of Employer Securities allocated to each such Selling Participant's Company Stock Account in the Plan as of each Closing Date and the denominator of which is the aggregate number of shares of Employer Securities allocated to all Selling Participants' Company Stock Accounts as of such Closing Date. Each Selling Participant shall receive an allocation of the Cash Consideration in accordance with this subsection (b) notwithstanding the termination of his employment prior to the date of such allocation. The Cash Consideration which is allocated to the Selling Participants shall be held in a newly created account under the Profit Sharing Component of the Plan, and which shall be referred to in this Plan as the "Profit Sharing Account". All funds and assets held in the Profit Sharing Account shall be subject to the rules of this Plan which apply to the Other Investments Account held under the ESOP Portion of the Plan except as expressly provided otherwise in this Section 6.07. The Cash Consideration allocated to the Profit Sharing Accounts pursuant to this subsection (b) shall not constitute or be deemed to be an Employer Contribution or result in an Annual Addition.

                (c) Prohibition on Use of Funds. Notwithstanding Section 6.01(c) or anything else to the contrary in this Plan, no funds or assets which constitute a part of the Profit Sharing Account may be used to repurchase Company Stock or to repay principal or interest on any Loan.

                (d) Special Vesting Rule. A Participant's interest in his Profit Sharing Account shall be determined under the rules generally applicable under this Plan to the determination of a Participant's vested status (excluding the provisions of Section 6.06).

                (e)     Investment Direction by Participants.

                        (1) Notwithstanding anything to the contrary in this Plan, each Selling Participant shall direct how the cash allocated to his Profit Sharing Account shall be invested, pursuant to the rules set forth in this Section 6.07(e). The investment funds which are made available to Selling Participants and the manner of selecting those funds as described in this Section 6.07(e) are intended to meet the requirements of Section 404(c) of ERISA and regulations thereunder, and this Section shall be so interpreted.

                        (2) The Committee shall select three or more mutual funds, individually managed investment funds, or collective or commingled investment funds (which may include collective or commingled investment funds made available by the Trustee) to serve as investment vehicles for the cash allocated to the Profit Sharing Account. The Committee shall provide information regarding such investment funds to Selling Participants, and may change, add, or delete investment funds from time to time, provided that the reconstituted investment funds are intended by the Committee in good faith to meet the requirements of Section 404(c) of ERISA.

                        (3) Each Selling Participant shall direct on a form provided by the Committee to have the cash held in or received by his Profit Sharing Account allocated among the investment funds made available by the Committee. Such investment election shall be made in increments of five percent (5%) of the balance of his Profit Sharing Account. A Selling Participant's initial investment election shall allocate all of the cash held in his Profit Sharing Account among the investment funds and all subsequent allocations of cash to the Profit Sharing Account for so long as the elections remain in effect. If a Selling Participant fails to make an investment election, the cash held in his Profit Sharing Account shall be invested among the investment funds as determined by the Committee.

                        (4)(i) Investment elections will remain in effect until changed by a new election. New elections may be made by a Selling Participant as frequently as the Committee will permit, which shall be at least once each calendar quarter. The new election will be effective as of the next January 1, April 1, July 1 or October 1 of each Plan Year or such earlier date as the Committee may approve, provided that new elections must be received at least 30 days prior to the desired effective date (unless the Committee provides for a shorter notice period on a uniform basis). New elections shall reallocate the Selling Participant's Profit Sharing Account among the investment funds.

                        (ii) Notwithstanding the foregoing, effective as of June 2, 1997, investment elections will remain in effect until changed by a new election. New elections may be made by a Selling Participant on each Valuation Date. The new election will be effective as soon as administratively practicable after the date of receipt of the election; provided that the Committee may provide that any election must be received a specified period of time prior to the effective date of the election. New elections shall in each case reallocate the Selling Participant's Profit Sharing Account among the investment funds.

                        (5)(i) Each of the investment funds shall be valued as of the last day of each calendar quarter. As of the last day of each calendar quarter, the Profit Sharing Account shall be credited or debited with its proportionate share of net income, expense, appreciation or depreciation allocable to the investment funds selected by the Selling Participant for the quarter. The reasonable-incremental costs of offering and administering the investment funds shall be charged pro rata against the Profit Sharing Accounts of all Selling Participants.

                        (ii) Notwithstanding the foregoing, effective as of June 2, 1997, each of the investment funds shall be valued as of each Valuation Date. As of each Valuation Date, the Profit Sharing Account shall be credited or debited with its proportionate share of net income, expense, appreciation or depreciation allocable to the investment funds selected by the Selling Participant. The reasonable-incremental costs of offering and administering the investment funds shall be charged pro rata against the Profit Sharing Accounts of all Selling Participants.

                (f) Special Distribution Rules. Notwithstanding anything to the contrary in this Plan, a Selling Participant whose employment ends for any reason may elect that all funds held in his Profit Sharing Account be distributed to such Selling Participant as soon as practicable following the date on which his employment ends. In the event that a Selling Participant's employment ends before allocation of any Cash Consideration, such Selling Participant may elect, upon termination of this employment, to have his allocable portion of such unallocated Cash Consideration, determined pursuant to subsection (b) hereof, distributed to him as soon as practicable after allocation (or after each allocation, if more than one) in a lump sum payment (or payments, if applicable).

                                  ARTICLE VII.

                         EXPENSES OF THE PLAN AND TRUST

        7.01    (a)     Except as provided in Section 6.06, all expenses of
establishing and administering the Plan shall be paid by the Company, and if not paid by the Company, shall be charged against the assets of the Trust.

                (b) Any Employer other than the Company shall reimburse the Company for that portion of costs and expenses paid by the Company for any Plan Year as the amount of Employer Contributions from each such Employer for such Plan Year bears to the aggregate Employer Contributions from all Employers for that Plan Year.

                                  ARTICLE VIII.

                              VOTING COMPANY STOCK

        8.01 TRUSTEE'S POWERS AND DUTIES. All Company Stock held in the Trust shall be voted by the Trustee only in such manner as provided pursuant to this
Article VIII.

        8.02    VOTING OF SHARES.

                (a) If any class of Company Stock is required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended, or if any Employer Securities were acquired with the proceeds of an outstanding Loan which is a securities acquisition loan (as defined in Section 133 of the Code) and which is subject to the requirements of Section 133(b)(7) of the Code) then each Participant in the Plan shall be entitled to instruct the Committee as to the manner in which any shares of such Company Stock or Employer Securities allocated to his Company Stock Account shall be voted, but only to the extent required under Sections 133 and 409(e) of the Code.

                (b) If no class of Company Stock is required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended, or if no Employer Securities were acquired with the proceeds of an outstanding Loan which is a securities acquisition loan (as defined in Section 133 of the Code) and which is subject to the requirements of
        Section 133(b)(7) of the Code, each Participant shall be entitled to instruct the Committee as to the manner in which such share of Company Stock or Employer Securities then allocated to his Company Stock Account shall be voted with respect to any corporate merger, consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all the assets of the Company or a similar transaction prescribed by Treasury Regulation under Section 409(e) of the Code, but only to the extent required by Sections 133, 401 (a)(22) and 409(e)(3) of the Code.

                (c) On any occasion on which the stockholders of the Company vote, any allocated Company Stock with respect to which voting instructions are not received from Participants shall not be voted and all Company Stock that is not then allocated to any Participant's Company Stock Account shall be voted by the Trustee in the manner determined by the Committee, provided that such determination is consistent with ERISA.

                (d) The Trustee shall vote all shares of Company Stock not then allocated to the accounts of Participants in the manner directed by the Committee, to the extent that such direction is, in the judgment of the Trustee, consistent with ERISA.

                                   ARTICLE IX.

                              CAPITAL ACCUMULATION

        9.01 CAPITAL ACCUMULATION. Upon termination of a Participant's employment with the Employer, or upon incurring a Break in Service, a Participant (or, in the case of the Participant's death, his Beneficiary) shall have a vested (nonforfeitable) interest in all, a part, or none of the final balances in his Accounts in accordance with Sections 6.06(d), 9.02 and 9.03. A Participant's (or his Beneficiary's) Capital Accumulation shall be determined as set forth below as soon after his employment ends as practicable.

        9.02 RETIREMENT, DEATH OR PERMANENT DISABILITY. Upon attainment of age sixty-five (65) or a Participant's death, Permanent Disability or Retirement, a Participant shall have a nonforfeitable right to one hundred percent (100%) of the balances credited to his Accounts. In such a case, the Participant's Capital Accumulation shall be determined as of the Anniversary Date coinciding with or next following such Participant's death, Disability Retirement Date or Retirement Date, as the case may be, and he shall be entitled to receive an allocation of Employer Contributions and Forfeitures as described in Section 6.02 for the Plan Year in which his employment ends.

        9.03 OTHER TERMINATION OF SERVICE AND VESTING. If a Participant's employment with the Employer ends for any reason other than Retirement, death, or Permanent Disability, his Capital Accumulation (for his Accounts exclusive of his Other Investments Settlement Account) shall be determined as of the Anniversary Date coinciding with or next following his termination date. Such Capital Accumulation shall be determined in accordance with the following vesting schedule:

                        Years of                             Percentage
                        Service                              of Vesting
                        -------                              ----------
                        Less than 1                                 0
                        1                                          20
                        2                                          40
                        3                                          60
                        4                                          80
                        5 or more                                 100

        For purposes of this Section 9.03, a Participant's Years of Service shall include all Years of Service with the Company or any Affiliated Company.

        9.04    FORFEITURES.

                (a) Any portion of the final balances in a Participant's Accounts that is not vested and does not become part of his Capital Accumulation shall become a Forfeiture in accordance with the provisions of this Section 9.04. The amount of any such Forfeiture shall first be deducted from the Participant's other Investments Accounts (exclusive of the Participant's other Investments Settlement Account). If Forfeiture of the Participant's

        Other Investments Accounts (exclusive of the Participant's Other Investments Settlement Account) is not sufficient to reduce the fair market value of his Capital Accumulation to the percentage of the total value of his Accounts determined under Section 9.03, the remainder of the Forfeiture shall be deducted from the Participant's Profit Sharing Account. If Forfeiture of the Participant's Profit Sharing Accounts is not sufficient to reduce the fair market value of his Capital Accumulation to the percentage of the total value of his Accounts determined under Section 9.03, the remainder of the Forfeiture shall be deducted from the Participant's Company Stock Accounts. If a Participant's Company Stock Accounts include more than one class of Company Stock, the Forfeiture shall consist of the same proportion of each class of stock. All Forfeitures shall be reallocated to the Accounts of the remaining Participants pursuant to Section 6.02 as of the Anniversary Date of the Plan Year in which the Participant incurs a Break in Service or, if the Participant receives a Total Distribution, as of the Anniversary Date of the Plan Year in which the Total Distribution is completed.

                (b) If distribution of a Participant's Capital Accumulation (other than a Total Distribution) occurs prior to the occurrence of a Break in Service, and if such Participant is not one hundred percent (100%) vested in his Account balances, the non-vested portion of such Accounts that is not distributed will continue to be held in his Accounts under the Plan, and shall become a Forfeiture only on the Anniversary Date of the Plan Year in which a Break in Service occurs. Such Accounts shall continue to receive allocations of the net income (or loss) of the Trust, but shall not be entitled to an allocated share of Employer Contributions, Forfeitures or Company Stock released from a Suspense Account. At any given time, the vested interest ("X") in such Accounts shall be determined in accordance with the following formula:

                                X = P(AB + D) - D

                For purposes of applying this formula, P is the vested percentage at the time of the subsequent termination; AB is the total of the Account balances (other than the Participant's Other Investments Settlement Account) at the time; and D is the amount of the Capital Accumulation (other than the Participant's Other Investments Settlement Account) previously distributed.

        9.05 RESTORATION OF FORFEITURES. If a Participant receives a distribution which is less than the total value of his Account balances, has a portion of his Account forfeited, and later resumes employment covered under the Plan, the Participant's Accounts shall be restored to their balances as of a time immediately prior to the forfeiture, unadjusted by any subsequent gains or losses, provided the rehired Participant repays to the Plan the full amount of the distribution. Such restored forfeitures shall be restored first from current year forfeitures (other than forfeitures of Company Stock) and then to the extent needed, by an additional Employer Contribution. Such repayment by the Participant shall be made before the earlier of five (5) years after the Participant's Reemployment Date and the date on which the Participant would have incurred five (5) consecutive Breaks in Service, if he had not been rehired. Such repayment shall be held in an account established for the Participant by the Plan Administrator, which account shall be segregated from the Participant's other Accounts under the Plan for investment purposes and shall be separately credited (or debited) with the income (or loss) resulting from investments purchased with such repayment; provided, however, that no such investment may include investments in Company Stock.

        9.06    CERTAIN REEMPLOYED PARTICIPANTS. If a Participant incurs five
(5) or more consecutive Breaks in Service, all Years of Service after such Breaks in Service shall be disregarded when determining such Participant's Capital Accumulation for the period of service before such Breaks in Service (subject to the right to restoration of Forfeitures set forth in Section 9.05). If a Participant incurs five (5) or more consecutive Breaks in Service, all Years of Service before such Breaks in Service shall be disregarded when determining such Participant's Capital Accumulation for the period of service after such Breaks in Service, unless either (a) such Participant had vested Capital Accumulation at the time the Participant's Break in Service commenced, or (b) upon returning to service the number of consecutive Breaks in Service incurred by the Participant is less than the greater of (i) five (5) and (ii) the number of Years of Service prior to such Breaks in Service.

                                   ARTICLE X.

                                  DISTRIBUTIONS

        10.01 TIME OF DISTRIBUTION TO PARTICIPANTS. Unless a Participant elects otherwise as set forth in Section 6.06 or this Article X, distribution of benefits shall begin no later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs: (i) the Participant attains age sixty-five (65); (ii) the occurrence of the tenth anniversary of the year in which the Participant commenced participation in the Plan; or (iii) the Participant terminates his service with the Employer. Otherwise, any Participant whose employment ends shall receive the vested balance in his Accounts (exclusive of his Other Investments Settlement Account) as follows:

                (a) Retirement, Death or Permanent Disability. A Participant whose employment ends on or after becoming eligible for Retirement, Early Retirement, or by reason of his Permanent Disability or death shall receive or commence to receive his Capital Accumulation within the Plan Year following the Plan Year in which his employment ends, unless the Participant, or the Participant's Beneficiary in the event of the Participant's death, elects to defer payment until a later date; provided, however, that if the value of the Participant's Capital Accumulation is $3,500 or less (and has not at the time of any prior distribution exceeded $3,500), the Committee shall automatically make distribution of the Participant's Capital Accumulation within the Plan Year following the Plan Year in which the Participant's employment ends and no deferral election shall be available; provided, further, that with respect to distributions that are made on and after January 1, 2000, if the value of the Participant's Capital Accumulation is $5,000 or less at the time of termination of employment, the Committee shall automatically make distribution of the Participant's Capital Accumulation within the Plan Year following the Plan Year in which the Participant's employment ends and no deferral election shall be available. Any shares of Company Stock included as part of such Participant's Capital Accumulation shall be valued; as of the Valuation Date immediately preceding the date of distribution. Notwithstanding the foregoing, effective July 1, 1994, such Participant (or beneficiary) may elect in writing to receive up to fifty percent (50%) of his Capital Accumulation as soon as practicable following the date of termination, in which case the value of any shares of Company Stock subject to such early distribution shall be determined as of the Valuation Date immediately preceding such date of termination, and the balance of such Participant's Capital Accumulation shall be distributable as provided above. In the event of an immediate partial distribution in accordance with the immediately preceding sentence, no subsequent adjustment shall be made with respect to the value of the portion of the Participant's Capital Accumulation so distributed.

                (b) Other Separation from Service. A Participant whose employment ends for reasons or at times other than described above shall receive his Capital Accumulation:

                        (i) unless the Participant elects otherwise, within or beginning within one year after the end of the Plan Year which is the fifth Plan Year after the Plan Year in which the Participant's employment ends unless the Participant is reemployed by the Company prior to the time for such distribution; provided, however, if the Participant's Capital Accumulation includes shares of Company Stock acquired with the proceeds of a Loan, no distribution shall be required to be made to the Participant until sixty (60) days after the end of the Plan Year in which such Loan is repaid in full.

                        (ii) Notwithstanding the foregoing, if the value of the vested portion of a Participant's Company Stock and Other Investments Account is $3,500 or less (and has not at the time of any prior distribution exceeded $3,500), the Committee shall make distribution of the Participant's Capital Accumulation within one year after the end of the Plan Year in which his employment ends; provided, however, that with respect to distributions that are made on and after January 1, 2000, if the value of the vested portion of a Participant's Company Stock and Other Investments Account is $5,000 or less at the time of termination of employment, the Committee shall make, distribution of the Capital Accumulation within one year after the end of the Plan Year in which his employment ends.

                        (iii) for purposes of Section 10.01(b), any shares of Company Stock included as part of a Participant's Capital Accumulation shall be valued as of the Valuation Date immediately preceding the date of distribution.

                (c) In any event, distribution of benefits shall commence to the extent and in the manner required by Section 10.08.

        10.02   BENEFIT FORMS FOR PARTICIPANTS.

                (a) A Participant's Capital Accumulation, if in the amount of $50,000 or less (exclusive of the Participant's Other Investments Settlement Account and the Participant's Profit Sharing Account), shall be paid to him in the form of a single lump sum, payable as provided in
        Section 10.01, unless the Participant elects to receive payment in a series of annual installments as provided in subsection (b) of this
        Section 10.02; provided, however, that if the Participant's Capital Accumulation is in the amount of $3,500 or less (and has not at the time of any prior distribution exceeded $3,500), the Capital Accumulation shall be paid to him in the form of a single lump sum, payable as provided in Section 10.01; provided, further, that with respect to distributions that are made on and after January 1, 2000, if the Participant's Capital Accumulation is in the amount of $5,000 or less at the time of termination of employment, the Capital Accumulation shall be paid to him in the form of a single lump sum, payable as provided in
        Section 10.01.

                (b) A Participant's Capital Accumulation, if in excess of $50,000 (exclusive of the Participant's Other Investments Settlement Account and the Participant's Profit Sharing Account) shall be paid to him in a series of annual installments, payable over a period of five
        (5) years (or such shorter period determined in accordance with Section 10.02(d) or Section 10.03) commencing as provided in Section 10.01; provided, however, that in the event of death, a Participant's Beneficiary may elect to receive payment in a single lump sum. Each installment shall be in an amount equal in value to (i) the number of shares of Company Stock credited to the Participant's Company Stock Account and the balance credited to the Participant's Other Investments Account and the balance credited to the Participant's Diversified Account, if any, as of the most recent Valuation Date, each divided by (ii) the number of installments which remain to be paid from the Participant's Capital Accumulation (including the current installment being computed).

                (c) To the extent permitted by applicable law, notwithstanding the foregoing, the Company may, in its discretion, determine at any time, by formal action of the Committee or amendment of the Plan, that all Participants' Capital Accumulations (other than Other Investments Settlement Accounts) shall henceforth be distributed, on a uniform, nondiscriminatory basis, in the form of a single lump-sum payment, or, alternatively, that each Participant eligible to receive a distribution may elect whether to receive his Capital Accumulation (exclusive of his other Investments Settlement Account) as a lump sum payment or as a series of five (5) annual installments.

                (d) Where a Participant's benefits are to be paid in installments, the period for the installments must be such that, except when the Participant's designated Beneficiary is his spouse, all benefits shall be paid over a period not exceeding the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and his designated Beneficiary (where the Participant's life expectancy and, if the Participant's designated Beneficiary is his spouse, his designated Beneficiary's life expectancy is redetermined as of the first day of each Plan Year), and that in each year after the Participant reaches age 70-1/2, the Participant shall receive at least the amount required under Code Section 401(a)(9).

        10.03 BENEFITS ON A PARTICIPANT'S DEATH. If a Participant's employment is ended by death, or if a Participant has any vested interest under the Plan when his employment ends and he then dies before his benefits are fully paid, his vested interest in his accounts shall be paid to his Beneficiary. The benefits will generally be payable as provided in Sections 6.06, 6.07, 10.01 and
10.02. Installment distributions to a Beneficiary pursuant to Section 10.02(b) shall be over a period not in excess of the Beneficiary's life expectancy, as hereinafter provided, each installment being equal to (i) the number of shares of Company Stock credited to the Participant's Company Stock Account and the balance credited to the Participant's Other Investments Account (exclusive of his Other Investments Settlement Account) and the balance credited to the Participant's Diversified Account, if any, as of the most recent Valuation Date, each divided by (ii) the number of installments which remain to be paid (including the current installment being computed). Any election shall be made by the Beneficiary not later than sixty (60) days after benefits become payable as provided in Section 10.01(a). In all events, all of the Participant's interest in this Plan shall be completely distributed within five (5) years after the date of his death, except (i) if benefits are payable to or for the benefit of a designated Beneficiary and the benefit payments begin within one
(1) year after the Participant's death (or such later period as may be permitted by regulations), the designated Beneficiary's benefits may be paid over a period not exceeding the designated Beneficiary's, life expectancy at the date of the Participant's death and (ii) if the Participant's designated Beneficiary is his spouse, benefit payments need not begin until the date the Participant would have reached age 70-1/2 and, if the spouse dies before such payments begin, the Participant's interest in this Plan shall then be distributed pursuant to this Section 10.03 applied as if the spouse were the Participant. Further, for purposes of this Section any benefits paid to a child of a Participant shall be treated as if they have been paid to the Participant's spouse if the benefits will become payable to the spouse when the child reaches majority (or upon such other designated event permitted by regulations).

        10.04   CONSENT REQUIREMENTS.

                (a) In General. Notwithstanding any provision of this Plan to the contrary, unless one of the exceptions in subsection (c) below is satisfied, no distribution may be made or commence to a Participant unless the Participant has been provided the notification required under subsection (b) below at the time and in the manner indicated in such subsection, and has consented in writing to the distribution after receiving such notification, with such consent being given no less than 30 days and no more than 90 days prior to his benefit commencement date, except as provided in subsection (b) below. To the extent permitted by applicable law, such consent may be given by telephone or other electronic means of communication if the Plan's administrative procedures provide for the giving of consent by such means.

                (b) Notification. The Committee shall notify the Participant of the right, if any, to defer any distribution. Such notification shall include a general description of the material features, and an explanation of the relative values of the optional forms of benefit available, if any, under the Plan and shall inform the Participant of his right to defer receipt of the distribution, and shall be provided (by mail, posting or personal delivery) no less than 30 days and no more than 90 days prior to his benefit commencement date; provided, however, that a Participant may waive the right to receive the notice no less than 30 days prior to the benefit commencement date; provided, further, that a Participant shall have the opportunity to consider the decision of whether or not to elect a distribution for at least 30 days after the notice is provided; provided, further, that the Committee shall provide information to the Participant clearly indicating that the Participant has the right to the 30-day period for making the decision.

                (c) Exceptions. This Section shall not be applicable to the following distributions:

                        (i) Cash-Outs. If the value of a Participant's entire Capital Accumulation does not and has not at the time of a prior distribution ever exceeded $3,500 (or, effective with respect to distributions that are made on or after January 1, 2000, does not exceed $5,000 on the date of termination of employment), this Section shall not be applicable to a distribution of such entire Capital Accumulation as a single lump sum.

                        (ii) Immediately Distributable. If a distribution is made on or after the Participant's attainment of his Normal Retirement Age, this Section shall not be applicable to such distribution.

                        (iii) Beneficiaries. If a distribution is made to an alternate payee pursuant to a qualified domestic relations order or to any other Beneficiary, this Section shall not be applicable to such distribution.

                        (iv) Code Sections 401(a)(9) and 415. If a distribution is required to satisfy the provisions of Section
                10.08 (Code Section 401 (a)(9) required distribution rules) or
                Section 6.03 (Code Section 415 limitation on allocations), this Section shall not be applicable to such distribution.

                        (v) Plan Termination. If a distribution is made to the Participant upon termination of this Plan and no member of the controlled group of which the Employer is a part maintains any other defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the
                Code), this Section shall not be applicable to such distribution if this Plan does not offer an annuity option (purchased from a commercial provider).

                (d) Application to Plan Provisions. To the extent that a distribution is required by the terms and provisions of this Plan, but this Section is applicable to the distribution and the distribution therefore cannot be made, such distribution shall, except as otherwise provided, be made as soon as administratively practicable following the date that this Section is no longer applicable to the distribution.

        10.05 DISTRIBUTIONS IN COMPANY STOCK. A Participant's benefits shall be paid in cash. In connection with a distribution, the Committee shall cause the shares of Company Stock credited to the Participant's Company Stock Account and units in each investment fund under his Diversified Account which are to be distributed to be converted into cash at the Company Stock's current fair market value, with the resulting cash being paid to the Participant or his Beneficiary, along with the portion of the Participant's Other Investments Account which is being distributed. Notwithstanding the foregoing, a Participant or his Beneficiary, as the case may be, shall have the right to request that the Participant's benefits attributable to his Company Stock Account or his Other Investments Account be paid in the form of Company Stock, (but not his Diversified Account, if any, or his Profit Sharing Account, if any), provided such a request is made within such time period as is established by the Committee for such decision. In that event, the Committee shall cause the portion of the Participant's Other Investments Account which is to be distributed to be converted into Company Stock at its current fair market value, with the resulting Company Stock being distributed to the Participant or his Beneficiary, along with the shares of Company Stock credited to the Participant's Company Stock Account which are being distributed, provided, that the value of any fractional share of Company Stock shall be paid in cash. No distribution shall be made in Series A Preferred Stock with respect to an asset other than Series A Preferred stock held in a Participant's account. In the case of a share of the Company's Series A Preferred Stock which was allocated to the Participant's Company Stock Account by reason of release from the

Suspense Account described in Section 5.04, at any time prior to the conversion of such Series A Preferred Stock, fair market value for purposes of distribution pursuant to this Article X shall not be less than the "Redemption Price," as such term is defined in the Amended and Restated Certificate of Incorporation of the Company, on the applicable Valuation Date provided in this Article X. Effective as of October 29, 1998, in the case of any share of Common Stock of Simmons Holdings, Inc. which was allocated to the Participant's Company Stock Account by reason of the release from the Suspense Account described in Section 5.04, fair market value for purposes of distribution pursuant to this Article X shall not be less than the fair market value determined on an enterprise value basis without the application of any minority discounts, on the applicable Valuation Date provided for in this Article X.

        10.06 DELAY IN BENEFIT DETERMINATION. If the Committee is unable to determine the benefits payable to a Participant or Beneficiary on or before the latest date prescribed for payment pursuant to Section 6.06, 10.01 or 10.03, or in the event that an appraisal of shares in respect to which a distribution is to be made is not performed in a timely manner, the benefits shall in any event be paid within sixty (60) days after they can first be determined, with whatever makeup payments may be appropriate in view of the delay.

        10.07 DESIGNATED BENEFICIARIES. Distribution of a Participant's Capital Accumulation shall be made to the Participant, if living, and, if not to the Beneficiary. In the event of a Participant's death, his Beneficiary shall be his surviving spouse, if living, or if none, his estate unless the Participant, prior to his death designated a Beneficiary other than his surviving spouse or estate. A Participant may designate a Beneficiary and/or contingent Beneficiaries and may change such designation from time to time.

        Notwithstanding any provision of this Plan to the contrary, any Beneficiary designation or change by a Participant which would result in the designation of a Beneficiary other than the Participant's spouse shall not be effective unless the Participant's spouse consents to such designation or change. The spouse's consent must be witnessed by a Plan representative or a notary public. If the Participant establishes to the satisfaction of the Plan Administrator that such written consent cannot be obtained because there is no spouse or the spouse cannot be located, the written consent of the Participant shall be deemed sufficient. A consent shall be valid only with respect to the spouse who signs the consent, or in the event of a deemed consent, the designated spouse. A revocation of a prior nonspouse designation or change may be made by the Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

        10.08   REQUIRED DISTRIBUTIONS AFTER AGE 70-1/2.

                (a) Notwithstanding any other provision of the Plan, to the extent required under Section 401(a)(9) of the Code, the entire Capital Accumulation of a Participant who is a 5% owner (as defined in Section 416 of the Code) or who attains age 70-1/2 prior to January 1, 2001 (i) shall be distributed to him in a lump sum in cash not later than April 1 of the calendar year in which he attains age 70-1/2 and, with respect to such Participants who are Employees, on December 31 of such year and each succeeding year or (ii) shall commence to be distributed to him in one of the forms permitted under Section
        10.02 not later than the time specified in clause (i) of this paragraph. In addition, the Capital Accumulation of any other Participant must be distributed or commence to be distributed not later than the April 1 of the calendar year following the later of (i) the calendar year in which he attains age 70-1/2 or (ii) the calendar year in which he incurs a termination of employment.

                (b) Notwithstanding the foregoing, distributions under this Section shall be made in accordance with the required minimum distribution requirements under the proposed regulations under Code
        Section 401(a)(9) released in July 1987 for distributions made for taxable years commencing before January 1, 2002, and the proposed regulations under Code Section 401(a)(9) released in January 2001 for distributions made for taxable years commencing on or after January 1, 2001, provided that such provisions shall override the other distribution provisions of the Plan only to the extent that such other Plan provisions provide for distribution that is less rapid than required under such provisions of the Code and Regulations. Nothing contained in this Section shall be construed as providing any optional form of payment that is not available under the other distribution provisions of the Plan.

        10.09   DIRECT ROLLOVERS.

                (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                (b) For purposes of this Section 10.09, the following capitalized terms shall have the respective meanings set forth below:

                        (i) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                        (ii) "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                        (iii) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement plan or individual retirement annuity.

                        (iv) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary,
                o r for a specified period of ten years or more; any distribution to the extent such distribution is required under
                Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                                   ARTICLE XI.

                               PLAN ADMINISTRATION

        11.01 NAMED FIDUCIARIES. The Committee and the Company shall each be a "named fiduciary" within the meaning of Section 402 of ERISA, but each such party's role as a named fiduciary shall be limited solely to the exercise of its own authority and discretion, as defined under the terms of this Plan, to control and manage the operation and administration of the Plan (other than authority and discretion assigned under this Plan, or delegated pursuant thereto, to the Trustee). A named fiduciary may designate other persons who are not named fiduciaries to carry out its fiduciary responsibilities hereunder, and any such person shall become a fiduciary under the Plan with respect to such delegated responsibilities in the event of such a designation; the named fiduciary shall not be liable for an act or omission of the designee in carrying out responsibilities delegated to him except to the extent provided in Section 405 of ERISA.

        11.02 FIDUCIARY LIMITATIONS. Named fiduciaries under the Plan, as well as the Trustee and any other person who may be a fiduciary by virtue of Section 3(21) of ERISA, shall exercise and discharge their respective powers and duties in the following manner:

                (a) By acting solely in the interest of the Participants and their Beneficiaries;

                (b) By acting for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Trust Assets and Plan;

                (c) By acting with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

                (d) By otherwise acting in accordance with this Plan and Trust Agreement to the extent consistent with Title I of ERISA.

        11.03 COMPANY'S RESPONSIBILITIES. The Company, acting through the Board of Directors, shall have the authority to amend or terminate the Plan pursuant to the provisions of Article XII, to determine the amount of Employer Contributions to the Plan pursuant to Article IV, and to appoint the Trustee and the Committee. Whenever the Company is permitted or required to do or perform any act under the terms of this Plan, it shall be done and performed by any officer duly authorized by the Board of Directors. To enable the Committee to perform its duties, the Company shall supply completely and timely all information which the Committee may from time to time require.

        11.04 TRUSTEE'S RESPONSIBILITIES. The Trustee shall have, to the extent set forth in the Trust Agreement, authority and discretion to receive, hold and distribute Trust Assets, fiduciary responsibilities in connection with the exercise of such authority and discretion, and a duty to issue reports and otherwise to account to the Company and the Committee. Notwithstanding anything set forth in this Plan or Trust Agreement to the contrary, the Trustee shall be subject to the directions of the Company, any other Employer or the Committee only to the extent such directions are (i) delivered in writing to the Trustee, (ii) executed by a party previously authorized and (iii) are proper, made in accordance with the terms of the Plan and the Trust Agreement and are not contrary to ERISA. All Employer Contributions shall be paid over to the Trustee and, together with accretions thereto, shall be invested by the Trustee in accordance with the directions permitted in this Plan and Trust Agreement.

        11.05 APPOINTMENT OF COMMITTEE. This Plan shall be administered by a Committee appointed by the Board of Directors of the Company to serve at its pleasure and without compensation. A member of the Committee may be removed by the Board of Directors at any time with or without cause upon ten (10) days' written notice from the Board of Directors, and any member of the Committee may resign by delivering his written resignation to the Board of Directors.

        11.06 COMMITTEE RESPONSIBILITIES. The Committee shall have the following responsibilities:

                (a)     Powers and Duties.

                        (i) The Committee shall be the Plan Administrator under Section 414(g) of the Code and under Section 3(16)(A) of ERISA. The Committee shall have sole and absolute discretion (A) to interpret the provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan), (B) to make factual findings with respect to any issue arising under the Plan, (C) to determine the rights and status under the Plan of Participants and other persons, (D) to decide disputes arising under the Plan and to make determinations and findings (including factual findings) with respect to the benefits payable thereunder and the persons entitled thereto as may be required for the purposes of the Plan.

                        (ii) In furtherance thereof, but without limiting the foregoing, the Committee is hereby granted the following specific authorities, which it shall discharge in its sole and absolute discretion in accordance with the terms of the Plan (as interpreted, to the extent necessary, by the Committee): (A) to resolve all questions (including factual questions) arising under the Plan as to any individual's entitlement to become a Participant, (B) to determine what constitutes a Year of Service and Compensation, (C) to determine the allocation to Participants of Employer Contributions, Forfeitures and income (or loss), (D) to determine the valuation of Trust Assets, (E) to determine the amount of benefits, if any, payable with respect to any person under the Plan (including, to the extent necessary, making any factual findings with respect thereto), and (F) to conduct the claims and review procedure specified in
                Section 11.06(f).

                        (iii) All decisions of the Administrative Committee as to the facts of any case and the application thereof to any case, as to the interpretation of any provision of the Plan or its application to any case, and as to any other interpretative matter or other determination or question related to the Plan shall be final and binding on all parties affected thereby, subject to the provisions of Section 11.06(f).

                (b) Records and Reports. The Committee shall be responsible for keeping a record of all its proceedings and actions and shall maintain, or cause to be maintained by its delegates, all such books of account, records, and other data as shall be necessary to administer the Plan and to meet the disclosure and reporting requirements of ERISA.

                (c) Compensation. No member of the Committee who is an Employee of an Employer shall receive any compensation from the Company, any other Employer, the Plan or the Trust for his services as a member of the Committee.

                (d) Committee Procedures. The Committee may act at a meeting or in writing without a meeting. The Committee shall elect one of its members as Chairman, who shall also be the agent for service of legal process on behalf of the Plan, and appoint a Secretary, who may or may not be a Committee member. The Committee may adopt such regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee shall be made by majority vote of the number then constituting the Committee, including actions taken without a meeting.

                (e)     Distribution of Benefits.

                        (i) Direction to the Trustee. The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust pursuant to the provisions of the Plan, and shall warrant that all such directions are in accordance with this Plan.

                        (ii) Application by Participants. The Committee may require a Participant to complete and file with it an application for the payment of benefits under the Plan and any other forms deemed necessary and desirable by the Committee for the proper administration of the Plan and furnish all pertinent information requested by the Committee. The Committee may rely upon all such information so furnished it, including the Participant's current mailing address.

                        (iii) Participant's Incapacity. Whenever in the written and certified opinion of one or more qualified physicians or psychiatrists selected by or satisfactory to the Committee, a person entitled to receive a payment hereunder of a benefit or installment thereof is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payments to such person or to his legal representative. Any payment of a benefit or installment thereof in accordance with the provisions of this paragraph shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

                (f) Claims Procedure. Any claim by a Participant or Beneficiary shall be filed in writing with the Company's benefits department or Human Resources Department as agent for the Committee. Any decision by the Committee denying a claim by a Participant or a Beneficiary for benefits under the Plan shall be communicated in writing to the Participant or Beneficiary, setting forth the specific reasons for such denial. Any such Participant or Beneficiary whose claim has been denied, or his or her duly authorized representative, may (i) appeal to the Committee in writing within sixty (60) days after receipt of the notice of denial for a full review of the decision by the Committee; (ii) review pertinent documents; and (iii) submit issues and comments in writing. The decision by the Committee following such review shall be made no later than sixty (60) days after the date of receipt by the Committee of the request for review, and shall be conclusive as to all persons affected thereby. Such decision shall be in writing and shall include both specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.

                (g) Bonding. The Committee shall arrange for such bonding as is required by law, but no bonding in excess of the amount required by law shall be considered required by this Plan.

        11.07 INDEMNIFICATION. To the extent permitted by the laws of the State of Georgia and ERISA, the Company shall indemnify the members of the Committee, any present or former member of the Board of Directors, or any other officer or employee of the Company or an Affiliated Company, against any and all claims, losses, damages, expenses (including legal fees), fines, penalties, and liabilities arising out of acts, omissions, and conduct as a fiduciary (as defined in Section 3(21) of EFASA) with respect to the Plan, except to the extent that such person shall be determined to be liable by a court of competent jurisdiction for his own gross negligence or willful misconduct. The foregoing rights of indemnification shall be in addition to such other rights as the above persons may enjoy, whether as a matter of law or by reason of insurance coverage of any kind or otherwise.

        11.08 INDEPENDENT CORPORATE FIDUCIARY. Notwithstanding any other provision of this Plan providing for the Trustee to act in accordance with directions given by the Committee or by the Company, in connection with those transactions contemplated by those certain Acquisition Agreements described in the Preamble, the Trustee hereunder shall serve in the capacity of an independent corporate fiduciary. In such capacity the Trustee shall, in each case without direction by the Company or by the Committee: evaluate the transactions proposed or contemplated by such Acquisition Agreement, for the purpose of making such determinations as are necessary or appropriate under such circumstances; enter into such agreements, including such Acquisition Agreements, on such terms and conditions as are deemed by the Trustee to be prudent and in the interests of Participants and Beneficiaries; consent to related Plan amendments as required by Section 12.01(b) hereof, and take such further actions in connection therewith as the Trustee deems appropriate in the exercise of its fiduciary responsibility.

                                  ARTICLE XII.

                            AMENDMENT AND TERMINATION


        12.01   COMPANY'S RIGHT TO AMEND.

                (a) Subject to the provisions hereinafter set forth, the Company reserves the right, at any time or from time to time by action of the Board of Directors (or any of its committees, or to the extent authority with respect to the Plan is delegated, by written instrument signed by the Administrator) to amend in whole or in part any or all of the provisions of this Plan; provided, however, that no such amendment shall be made that:

                        (i) Would deprive any Participant of any benefit to which he has a nonforfeitable right under Section 6.06 or
                Article IX of this Plan; or

                        (ii) Shall make it possible for any part of the Trust Assets or its income to be used for or diverted to, purposes other than for the exclusive benefit of the Participants. Any such amendment shall become effective upon delivery of a written instrument, executed by order of the Board of Directors, to the Trustee and the endorsement of the Trustee of its receipt.

                (b)     Notwithstanding any other provision of this Plan or this
        Section 12.01 to the contrary, no amendment to Section 5.04(f), this
        Section 12.01(b) or the last sentence of Section 10.05 shall be effective without the written consent of an independent corporate Trustee.

                (c) Amendments made to the Plan shall be binding on any Affiliate that has adopted the Plan.

        12.02   MANDATORY AMENDMENTS. Notwithstanding the provisions of this
Article XII, or of any other provisions of this Plan, any amendment may be made, retroactively if necessary, which the Company deems necessary or appropriate to conform the Plan to, or to satisfy the conditions of, any law, government regulation or ruling, and to permit the Plan to meet the requirements for qualification under Sections 4975(e)(7) and 401 of the Code, and to permit the Trust to meet the requirements for tax-exempt status under Section 501 of the Code. In the event that a favorable determination letter from the Internal Revenue Service is not obtained with respect to the adoption of the amended Plan, then the amended Plan shall be declared null and void and the Plan in effect prior to the amendment shall continue in full force and effect.

        12.03 TERMINATION. The Company shall have the right to terminate the Plan and the Trust created concurrently herewith at any time by action of the Board of Directors, by delivering to the Committee written notice of such termination and by further informing the Trustee by written notice of such termination. Each Employer reserves the right to terminate the participation of its Employees under the Plan. Upon any such termination, such action shall be taken as to render it impossible for any part of the corpus of the Trust or income of the Plan to be at any time used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries.

        12.04 EMPLOYEE NONFORFEITABLE RIGHTS. Upon termination (or partial termination) of the Plan within the meaning of Section 411(d)(3) of the Code or a complete discontinuance of Employer Contributions thereunder, each Participant (or in the case of a partial termination, each Participant affected) shall have a nonforfeitable right to one hundred percent (100%) of the balance in each of his Accounts as of the date of termination, partial termination or complete discontinuance.

        12.05 DISTRIBUTION UPON TERMINATION. In the event of termination of the Plan pursuant to Section 12.03, the assets then held in the Trust under the Plan shall be distributed to the Participants in accordance with Section 6.06 and Article X, either, in the sole discretion of the Committee, based upon a Participant's actual termination of service or as if such Participant's termination of service occurred as of the date the Plan terminated; provided, however, no such distribution shall be required to be made by the Trustee prior to the time the Company receives a favorable written determination from the Internal Revenue Service with respect to the qualified status of the Plan, as terminated, under Section 401(a) of the Code and the tax-exempt status of the Trust under Section 501(a) of the Code, or the Company agrees, in an agreement acceptable to the Trustee, to indemnify the Trustee for any liability it may incur by reason of such distribution constituting a violation of ERISA or the qualification requirements of the Code.

        12.06 USE OF TRUST ASSETS. No amendment or termination of the Plan pursuant to this Article XII shall be made that shall make it possible for any part of the Trust Assets or its income to be used for, or diverted to, purposes other than for the exclusive benefit of the participants.

                                  ARTICLE XIII.

                      TOP-HEAVY PLAN COMPLIANCE PROVISIONS

        13.01 PURPOSE. The purpose of this Article XIII of the Plan is to comply with the special rules applicable to "top-heavy" plans contained in
Section 416 of the Code, as added by Section 240 of the Tax Equity and Fiscal Responsibility Act of 1982, and the appropriate Regulations of the Internal Revenue Service thereunder, including Proposed Regulation Section 1.416-1 and successor Regulations. The rules set forth in this Article XIII shall be operative if the Plan is, or becomes, "top-heavy" within the meaning of Section 416 of the Code and the Regulations thereunder. In the event that by statutory repeal or amendment, or regulatory change or ruling by the Internal Revenue Service, any of the limitations or restrictions of this Article XIII are no longer necessary in order for the Plan to meet the requirements of Section 416 of the Code or other applicable provisions of the Code then in effect, such limitations or restrictions shall immediately become null and void and shall no longer apply without necessity of further amendment to the Plan.

        13.02 DEFINITIONS. For purposes of this Article XIII only, the following terms shall have the meanings set forth below:

                (a) "Compensation" means the compensation of an employee, as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Company and any Employer which are excludable from the employee's gross income under Sections 125, 132(f), 402(a)(8), 402(h) or 403(b) of the code.

                (b) "Determination Date" means, as to any Plan Year, the last day of any preceding Plan year or, in the case of the first Plan Year, the last day of such Plan Year.

                (c) "Key Employee" means any employee, or former employee, or beneficiary of either, who at any time during the Plan Year or the four preceding Plan Years, is:

                        (i) an officer of the Company having an annual Compensation greater than the amount determined by multiplying fifty percent (50%) of the dollar limitation under Section 415(b)(1)(A) of the Code;

                        (ii) one of the ten (10) employees owning the largest interests in the Company having an annual Compensation at least equal to the dollar limitation under section 415(c)(1)(A) of the Code;

                        (iii)   a five percent (5%) owner of the Company; or

                        (iv) a one percent (1%) owner of the Company having aggregate annual Compensation of at least $150,000 from the Company and all entities required to be aggregated with the Company under Sections 414(b), (c) and (m) of the Code.

                For purposes of paragraphs (ii), (iii) and (iv), owners of the Company shall include those considered as owners within the meaning of Section 318 of the Code. In identifying the top ten (10) employee owners under Section 13.02(c)(ii), if several employees have equal ownership interests, those employees with higher Compensation shall be treated as having a greater ownership interest.

                The determination of who is a Key Employee shall be made in accordance with Section 416(i) of the Code, the provisions of which are incorporated herein by reference.

                (d) "Non-Key Employee" means any Employee other than a Key Employee, and shall include any former Key Employees. For the purposes of this Article XIII, the term "Participant" shall be also mean Non-Key Employee.

                (e) "Valuation Date" means the most recent Valuation Date occurring within the twelve (12) month period ending on the Determination Date.

        13.03 DETERMINATION OF WHETHER PLAN IS "TOP-HEAVY". The Plan will be deemed to be "top-heavy" in any Plan Year if, as of the Determination Date, the sum of the present value of accrued benefits of Key Employees exceeds sixty percent (60%) of the sum of the present value of accrued benefits of all Participants, excluding former Key Employees. As used in this Section 13.03, the present value of accrued benefits includes the amount attributable to Employer Contributions allocated to the individual accounts of Participants and former Participants. The determination of whether the Plan is "top-heavy" and the extent to which distributions, rollovers, and transfers are taken into account in such calculation shall be made in accordance with Section 416 of the Code, which is incorporated by reference herein. A former Participant's Account balance is to be disregarded in determining whether the Plan is "top-heavy," unless the Participant performed services for an Employer within the five (5) year period ending on the Determination Date.

        13.04 AGGREGATION GROUP OF EMPLOYER PLANS. All corporations and businesses that are aggregated under Sections 414(b), (c) and (m) of the Code with the Company must be considered with the Company for the purpose of determining whether the Plan is "top-heavy." All plans of the Company in which a Key Employee has participated during the five (5) Plan Years ending on the Determination Date, whether terminated or not, and each other stock bonus, pension or profit sharing plan, if any, of the Company which enables any plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or Section 410 of the Code, will be aggregated as a required aggregation group within the meaning of Section 416(g) of the Code. Each plan in the required aggregation group will be "top-heavy" if the group is "top-heavy," and no plan in the group will be "top-heavy" if the group is not "top-heavy."

        In addition, the Company may elect to include as part of the permissive aggregation group under Section 416(g) of the Code any plans that are not part of a required aggregation group but that satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the plans constituting the required aggregation group. If the permissive aggregation group is "top-heavy," only those plans which are part of the required aggregation group will be subject to the additional requirements applicable to "top-heavy" plans as herein provided.

        13.05 SPECIAL MINIMUM VESTING AND MINIMUM CONTRIBUTION BECOMING OPERATIVE IN THE EVENT THE PLAN BECOMES "TOP-HEAVY". In the event that the Plan shall be determined to be "top-heavy" as to any Plan Year, the following special vesting and minimum contribution requirements shall become operative for such Plan Year:

                (a) Notwithstanding Section 9.03, the following vesting schedule shall, to the extent it results in more rapid vesting than provided for in Section 9.03, apply to any Participant hereunder, as provided in Section 416 of the Code:

                             Years of                      Percentage
                             Service                       of Vesting
                             -------                       ----------
                             Less than 3 years                   0%
                             3 years or more                   100%

                (b) Minimum Contributions. The Employer Contributions and forfeitures allocated to the Accounts under the Plan of a non-Key Employee for each Plan Year in which the Plan is "top-heavy" shall equal the lesser of (i) three percent (3%) of Compensation for such Plan Year and (ii) the largest percentage of Compensation, subject to the Compensation Limitation, allocated to the Accounts of a Key Employee under the Plan for that Plan Year. Any Participant's elective contribution under Section 401(k) of the Code will be treated as Employer Contributions for the purposes of the minimum contribution requirements. In the event that any other plan of the Company or an Affiliated Employer does not use for purposes of determining the defined benefit plan fraction and defined Contribution plan fraction under
        Section 415(e) of the Code a factor of 1.0 of the applicable limitations, the minimum contribution in respect to each such Non-Key Employee shall be four percent (4%) in lieu of the three percent (3%) set forth above. Further, in the event that the Company maintains a defined benefit plan and this plan, both of which are top-heavy in any year, such minimum Contribution shall be five percent (5%) and shall offset the minimum benefit under the defined benefit plan.

                All Participants who have not terminated employment as of the last day of the Plan Year must receive the minimum contribution. Employees who (i) failed to complete one thousand (1,000) Hours of Service during the Plan Year, (ii) declined to make mandatory contributions to the Plan or (iii) would have been excluded from the Plan because their Compensation is less than a stated amount, must nevertheless be considered Participants for purposes of the minimum contribution in this Section 13.05 if such employees are required to satisfy the coverage requirements of Section 410(b) of the Code in accordance with Section 401(a)(5) of the Code. The minimum contribution is determined without regard to any Social Security contribution.

        13.06 PRE-"TOP-HEAVY" PLAN TERMINATED PARTICIPANT. This Article XIII shall not apply to any Participant who does not complete an Hour of Service after the Plan becomes "top-heavy."

        13.07 SPECIAL "TOP-HEAVY" REDUCTION IN COMBINED BENEFIT AND CONTRIBUTION LIMITATION. In the event that the Plan shall be determined to be "top-heavy" in any Plan Year, the multiple applicable to the dollar limitation in the denominator of the defined benefit fraction described in Section 6.03(c)(ii) of the Plan and the multiple applicable to the dollar limitation in the denominator of the defined contribution fraction described in Section 6.03(c)(iii) of the Plan shall be 1.0 rather than 1.25; provided, however, that this Section 13.07 of the Plan shall not apply in the event that the Plan is not a "super top-heavy" plan as defined in Section 13.10(a) of the Plan and each Participant who is a non-Key Employee shall receive the minimum contribution set forth in subsection (b) of Section 13.05 of the Plan, except that the multiple in paragraph (i) of subsection (b) of Section 13.05 shall be four percent (4%) rather than three percent (3%).

        13.08 TERMINATION OF "TOP-HEAVY" STATUS. In the event that the Plan shall be "top-heavy" within the meaning of Section 416 of the Code for any Plan Year, and in a subsequent Plan Year the Plan shall cease to be "top-heavy," the special "top-heavy" vesting, minimum contribution and Compensation Limitation Rules shall cease to apply with respect to any Plan Year for which the Plan is not "top-heavy"; provided, however, that in no event shall a reduction in a Participant's nonforfeltable percentage occur by reason of a change in the Plan's status.

        13.09 MULTIPLE "TOP-HEAVY" PLANS. In the event that a Participant in the Plan is also participating in a defined benefit plan maintained by the Company or an Affiliated Employer during a Plan Year in which both the Plan and such defined benefit plan are "top-heavy," the Participant shall receive, in lieu of and in place of the Minimum Contribution described in Section 13.05(b), a Minimum Contribution of five percent (5%) of his Compensation for such Plan Year. In the event that the Participant is covered only under this Plan, he shall receive an allocation under this Plan equal to four percent (4%) of his Compensation for such Plan Year in lieu of and in place of the Minimum Contribution otherwise provided under Section 13.05(b). In the event that a Participant in the Plan is also participating in the Simmons Retirement Savings Plan during a Plan Year in which both the Plan and the Retirement Savings Plan are "top-heavy" the Participant shall receive the Minimum Contribution provided under Section 13.05(b) of this Plan in lieu of and in place of any minimum contribution otherwise provided under the Retirement Savings Plan.

        13.10   EFFECT OF THE PLAN BECOMING "SUPER TOP-HEAVY".

                (a) The Plan shall be deemed to be "super top-heavy" if, as of the most recent Valuation Date, the sum of the present value of accrued benefits for Key Employees is more than ninety percent (90%) of the sum of the present value of accrued benefits for all Employees, excluding former Key Employees.

                (b) In the event that the Plan shall be determined to be "super top-heavy" in any Plan Year, the multiple applicable to the dollar limitation in the denominator of the defined benefit fraction described in Section 6.03(c)(2) of the Plan and the multiple applicable to the dollar limitation in the denominator of the defined contribution fraction described in Section 6.03(c)(3) of the Plan shall be 1.0 rather than 1.25.

                                  ARTICLE XIV.

                               GENERAL PROVISIONS

        14.01 PARTICIPANTS' RIGHTS. Neither the establishment of this Plan, nor any modification thereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving to any Participant or other person any legal or equitable right against the Company or any Employer, or any officer or Employee thereof, or the Trustee, or the Committee, except as herein provided. The adoption and maintenance of this Plan shall not be deemed to constitute a contract of employment or otherwise between an Employer and any Employee, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained herein shall be deemed to give an Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge, with or without cause, any Employee at any time.

        14.02   SPENDTHRIFT CLAUSE.

                (a) No benefit that shall be payable out of the Trust Assets to any Participant and/or his Beneficiary shall be subject in any manner to voluntary or involuntary anticipation, alienation, sale, transfer, assignment, garnishment, pledge, encumbrance, or charge, and any attempt to anticipate any such benefit shall be void; and no such benefit shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any such Participant and/or his Beneficiary nor shall it be subject to attachment or legal process for or against such person, and the same will not be recognized by the Trustee except to such an extent as may be required by law. Notwithstanding any provision of the Plan to the contrary, the Plan shall honor a judgment, order, decree or settlement providing for the offset of all or a part of a Participant's benefit under the Plan, to the extent permitted under Section 401(a)(13)(C) of the Code; provided that the requirements of Section 401(a)(13)(C)(iii) of the Code relating to the protection of the Participant's spouse (if any) are satisfied.

                (b)     Qualified Domestic Relations Orders.

                        (i) General Rule. The provisions of subsection (a) above shall not apply to a "qualified domestic relations order," as defined in Code 414(p) and ERISA Section 206(d)(3), or any other domestic relations order permitted to be treated as a "qualified domestic relations order" by the Committee under the provisions of the Retirement Equity Act of 1984. The Committee shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. To the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

                        (ii)    QDRO Procedures.

                                (A) Procedure Upon Receipt. Upon receiving a domestic relations order, the Committee shall notify all affected Participants and any alternate payees (spouse, former spouse, child or other dependent of the Participant, named in the order) that the order has been received. The Committee shall also notify the affected Participants and alternate payees of its procedure for determining whether the domestic relations order is qualified.

                                (B) Procedure During Determination. During the period the Committee is determining the qualified status of the order, the Committee shall separately account for the amount (if any) that would be payable to an alternate payee under this order (if it were a qualified domestic relations order) during this period. If the Committee determines the order is a qualified domestic relations order during the 18-month period commencing on the date the first payment would be required under the qualified domestic relations order, then the alternate payee shall receive payment from the separate account. If the Committee cannot make a determination of the order's qualified status during this 18-month period (or determines the order is not a qualified domestic relations order), then the Trustee shall return the amounts in the separate account to the account of the affected Participant as if no court order had been received.

                        (iii)   QDRO Payouts.

                                (A)     Payment Upon Receipt of QDRO.
                        Notwithstanding any provision of this Plan to the contrary, any amounts of a Participant's vested Account balances which, due to the receipt of a domestic relations order determined to be a qualified domestic relations order under paragraph (ii) above, become the vested Account balances of an alternate payee under such order shall be distributed in the form of a single lump-sum payment in cash to the alternate payee as of the earliest date (following the close of the Plan Year in which the order is determined to be a qualified domestic relations order) on which such amounts can be accurately determined and paid, subject to any provisions of the qualified domestic relations order to the contrary as to a different time of payment. No written consent of the alternate payee shall be required for this distribution pursuant to Treas. Reg. Section 1.411(a)-11(c)(6).

                                (B)     Subsequent Additional Amounts. The
                        preceding subparagraph (A) shall apply to any amounts of a Participant's vested Account balances which, due to the receipt of a domestic relations order determined to be a qualified domestic relations order under subsection
                        (b) above, become the vested Account balances of an alternate payee under such order after a payment under subparagraph (A) above due to additional vesting, allocation of contributions or earnings, or any other reason.

                        (iv) Status of Alternate Payee. An alternate payee under a qualified domestic relations order shall be entitled to all rights of a Beneficiary hereunder except as otherwise specified herein.

        14.03 COMPANY'S LIABILITY. All Capital Accumulations shall be paid only from the Trust Assets, and neither the Company nor any Employer nor the Committee nor the Trustee shall have any duty or liability to furnish the Trust with any funds, securities or other assets, except as expressly provided in the Plan.

        14.04 MERGER OR CONSOLIDATION. In the event of a merger or consolidation of the Plan with, or transfer in whole or in part of the Trust Assets or liabilities to, another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants, Trust Assets or liabilities shall be transferred to the other trust fund only if each Participant or Beneficiary would be entitled to a benefit immediately after the merger, consolidation or transfer (assuming the other plan and trust had then terminated) which is equal to or greater than the benefit to which he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

        14.05 GOVERNING LAW. This Plan shall be construed according to the laws of the State of Georgia applicable to agreements made and to be performed in that State and all provisions hereof shall be administered according to, and its validity shall be determined under the laws of such State, except to the extent that such laws have been specifically preempted by ERISA or other federal legislation.

        14.06 LEGAL ACTION. In any action or proceeding involving the Trust, or any property constituting part or all thereof, or the administration thereof, Employees or former Employees of the Company or an Affiliated Company or the Beneficiaries or any other person having or claiming to have an interest in the Trust Assets or under the Plan shall not be necessary parties nor entitled to any notice of process.

        14.07 BINDING ON ALL PARTIES. Any final judgment which is not appealed or appealable that may be entered in any legal action or proceeding shall be binding and conclusive on the parties hereto, the Committee, and all persons having or claiming to have an interest in the Trust Assets or under this Plan.

        14.08 HEADINGS. The headings of this Plan are inserted for convenience of reference only, and are not to be considered in the construction or the interpretation of this Plan.

        14.09 SEVERABILITY OF PROVISIONS. If any provision of this Plan is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision, and this Plan shall be construed and enforced as if such provision had not been included.

        14.10 CERTAIN DISPOSITIONS OF EMPLOYER SECURITIES. With respect to transactions occurring on or before October 28, 1998, in the event of a sale, exchange or other disposition by the Trustee of less than all Employer Securities then held by the Trustee in connection with a Redemption Event, as such term is used in the Amended and Restated Articles of Incorporation of the Company, or by reason of another event described therein or in the 1996 Stockholders' Agreement, as such instruments may from time to time be amended, such sale, exchange or other disposition shall first be of Employer Securities which have been allocated to the Accounts of Participants, and thereafter, shall be of Employer Securities which have not been so allocated and are held in a Suspense Account described in Section 5.04.

        14.11 FACILITY OF PAYMENT. If the Committee receives evidence satisfactory to it that any person entitled to make any election or to receive any payment of a benefit or installment thereof hereunder is (at the time said election or payment is to be made) a minor or is physically, mentally, or legally incompetent to make such an election or to receive such a benefit and to give a valid receipt therefor, or is incapable of properly using, expending, investing, or otherwise disposing of such benefit, then the Committee may, in its sole and complete discretion, direct the Trustee to pay the benefit to the legal or natural guardian or other relative of such minor or the court-appointed guardian or committee of any incompetent Participant or Beneficiary or any individual or institution maintaining or having the custody of said person or to any adult with whom such person temporarily or permanently resides, and the receipt of said individual or institution shall be a valid and complete discharge to the Trustee, the Plan Administrator and this Plan for the payment of any such benefit or installment thereof, without any responsibility on the part of the Trustee, the Plan Administrator or the Company to see to the application of the amounts so distributed. Deposit to the credit of a Participant or Beneficiary in any bank or trust company shall be deemed payment into his hands.

        14.12 DOUBT AS TO IDENTITY OF PAYEE. If at any time any doubt exists as to the identity of any person entitled to payment of any benefit hereunder or as to the amount or time of any such payment, the Committee shall certify that fact to the Trustee and shall direct the Trustee to hold any such sum in trust until further order or until final order of a court of competent jurisdiction, or to pay any such sum into a court of competent jurisdiction in accordance with any lawful procedure in said case made and provided.

        14.13 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN. In the event that all, or any portion, of the distribution payable to a Participant or Beneficiary hereunder shall, at the expiration of a reasonable time after it has become payable, remain unpaid solely by reason of the inability of the Plan Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or Beneficiary, the amount so distributable shall be forfeited and shall be used to reduce the contributions to the Plan. In the event a Participant or Beneficiary is located subsequent to his benefit being forfeited, such benefit shall be restored.

        14.14 NO GUARANTEE OF INTEREST. The Employer, the Committee, and the Trustee do not guarantee the Trust Fund from any loss or depreciation, nor do they guarantee any payment to any person. The liability of the Trustee, the Employee, and the Committee to make payments hereunder is limited to the available assets of the Trust Fund.

        14.15 WRITTEN COMMUNICATIONS REQUIRED. Any notice, request, instruction, or other communication to be given or made hereunder shall be in writing and either personally delivered to the addressee or deposited in the United States mail fully post-paid and properly addressed to said addressee at the last address for notice shown on the Committee's records.

        14.16 NONDISCRIMINATION. Wherever it is herein provided, directly or by implication, that any person or persons concerned with the administration of the Plan shall exercise discretion in the making of any decision, said discretion shall be exercised so as not to discriminate among persons similarly situated.

        14.17 EVIDENCE FURNISHED CONCLUSIVE. The Employer, the Committee and any person or persons involved in the administration of the Plan shall be entitled to rely upon any certification, statement, or representation made, or evidence furnished, by an Employee, Participant, or Beneficiary with respect to his age or other facts required to be determined under any of the provisions of the Plan, and shall not be liable on account of the payment of any monies or the doing of any act or failure to act in reliance thereon. Any such certification, statement, representation, or evidence, upon being duly made or furnished, shall be conclusively binding upon said Employee, Participant, or Beneficiary but not upon the Employer, the Committee, or any other person or persons involved in the administration of the Plan. Nothing herein contained shall be construed to prevent any of said parties from contesting any such certification, statement, representation, or evidence or to relieve the Employee, Participant, or Beneficiary from the duty of submitting satisfactory proof of his age or any other fact.

        14.18 NAME AND ADDRESS CHANGE. Each Plan Participant and each Beneficiary of a deceased Participant shall at all times be responsible for notifying the Committee of any change in his name or address. If any check in payment of a benefit hereunder, which was mailed by regular United States mail to the last address of the payee as shown on the Committee's records is returned unclaimed, further payments shall be discontinued until the Committee directs otherwise.

        14.19 INSTALLMENT PAYMENTS MADE WITHOUT INTEREST. If any benefit under the Plan is paid in installments, except as expressly provided herein to the contrary, said installments shall be payable without any interest accruing thereon, but shall continue to share proportionally in the investment gains or losses of the Trust Fund.

        14.20 CORRECTION OF PARTICIPANTS' ACCOUNTS. If an error or omission is discovered in the Account of a Participant, or in the amount distributed to a Participant, the Plan Administrator will make such equitable adjustments in the records of the Plan and, if applicable, in the payments made to a Participant, as may be necessary or appropriate to correct such error or omission as of the Plan Year in which such error or omission is discovered. Further, the Employer may, in its discretion, make a special contribution to the Plan for the purpose of correcting any such error or omission.

        14.21 ACTION OF EMPLOYER AND PLAN ADMINISTRATOR. Except as may be specifically provided, any action required or permitted to be taken by the Company, an Employer, or the Committee may be taken on behalf of such person by any entity or individual who has been delegated the proper authority.

        14.22 EMPLOYER RECORDS. Records of the Employer as to an Employee's or Participant's period of employment, termination of employment and the reason therefor, leaves of absence, reemployment, compensation, and elections or designations under this Plan will be conclusive on all persons, unless determined to be incorrect.

        14.23 MILITARY SERVICE. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordancewith Section 414(u) of the Code. "Qualified military service" means any service in the uniformed services (as defined in chapter 43 of title 38 of the United States Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service.

        14.24 ELECTRONIC MEANS OF COMMUNICATION. Whenever, under this Plan, a Participant or Beneficiary is required to make an election, provide a notice, give a consent, request a distribution, or otherwise communicate with the Company, the Committee, the Trustee or a delegate of any of them, to the extent permitted by law, the election, notice, consent, distribution request or other communication may be transmitted by means of telephonic or other electronic communication, if the administrative procedures under the Plan provide for such means of communication.

        14.25 PLAN CONVERSIONS. Notwithstanding any provision of the Plan to the contrary, during any conversion period, in accordance with procedures established by the Committee, the Committee may temporarily suspend, in whole or in part, certain provisions of the Plan, which may include, but are not limited, a Participant's right to change his investment election and a Participant's right (if any) to withdraw from his Account or obtain a distribution from his Account.

                                   ARTICLE XV.

                                    EXECUTION


To record the adoption of this amendment and restatement of the Plan effective December 29, 2001, the Company has caused its appropriate officer to execute this document on this 25th day of February, 2002.


                                           SIMMONS COMPANY


                                           By: /s/
                                                  William S. Creekmuir
                                           Title: Executive Vice President & CFO

                                   APPENDIX A

The following Affiliates have adopted the Plan.


        Name                                            Date of Adoption

        Simmons Caribbean Bedding, Inc.                 January 31, 1988

        Simmons Contract Sales, LLC                     December 29, 2001

        World of Sleep Outlets, LLC                     December 29, 2001

        The Simmons Manufacturing Company, LLC          December 29, 2001